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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [x]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [x] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                              Navarre Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [x] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                               NAVARRE CORPORATION
                             7400 49TH AVENUE NORTH
                            NEW HOPE, MINNESOTA 55428

                         -------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 13, 2004

                ------------------------------------------------

The Annual Meeting of the Shareholders of Navarre Corporation will be held Monday, September 13, 2004 at 3:00 p.m., local time, at the Company's headquarters - 7400 49th Avenue North, New Hope, Minnesota, 55428, for the following purposes:

      1. To elect two (2) directors to hold office for a term of two (2) years or until their successors are elected and qualified;

      2. To elect four (4) directors to hold office for a term of three (3) years or until their successors are elected and qualified;

      3. To approve the appointment of Grant Thornton LLP as the Company's independent auditors for fiscal year 2005;

      4. To approve the 2004 Stock Plan; and

      5. To transact such other business as may properly come before the meeting or any adjournments thereof.

Shareholders of record at the close of business on July 19, 2004 will be entitled to vote at the meeting or any adjournments or postponements thereof. All shareholders are cordially invited to attend the meeting.

If you do not expect to be present at the meeting, you are requested to fill in, date and sign the enclosed proxy and to mail it promptly in the enclosed envelope to make sure that your shares are represented at the meeting. You may also vote your shares by telephone or through the Internet by following the instructions we have provided on the proxy form. In the event you decide to attend the meeting in person, you may, if you desire, revoke your proxy and vote your shares in person, even if you have previously submitted a proxy in writing, by telephone or through the Internet.

                                             By Order of the Board of Directors,

                                             Ryan F. Urness
                                             Secretary and General Counsel

July 27, 2004

                               NAVARRE CORPORATION
                             7400 49TH AVENUE NORTH
                            NEW HOPE, MINNESOTA 55428
                                 (763) 535-8333

                       -----------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 13, 2004

                       -----------------------------------

                             SOLICITATION OF PROXIES

This Proxy Statement is being furnished to our shareholders in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Shareholders to be held on Monday, September 13, 2004 at 3:00 p.m., local time, at the Company's headquarters - 7400 49th Avenue North, New Hope, Minnesota, 55428, and at any adjournments or postponements thereof. This Proxy Statement and accompanying proxy are first being mailed to our shareholders on or about July 30, 2004.

The cost of preparing, assembling and mailing the proxy material and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by us. We do not intend to solicit proxies other than by use of the mail, but certain of our officers and regular employees, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

Only shareholders of record as of the close of business on July 19, 2004 will be entitled to vote at the Annual Meeting. On that date, we had outstanding 26,631,396 shares of common stock, no par value, each of which is entitled to one vote per share on each matter to be voted upon at the Annual Meeting.

The enclosed proxy may be revoked at any time before it is voted by the execution and delivery of a proxy bearing a later date or by notification in writing given to our Secretary prior to the meeting. The enclosed proxy may also be revoked by attending the meeting and electing to vote in person. The enclosed Board of Directors' proxy, when properly signed and returned to us, will be voted at the Annual Meeting as directed therein. Proxies in which no direction is given with respect to the various matters of business to be transacted at the meeting will be voted FOR: the election of the nominees for the Board of Directors named in this Proxy Statement for the terms indicated; to approve the appointment of Grant Thornton LLP as the Company's independent auditors; to approve the 2004 Stock Plan; and for any other matter presented by the Board of Directors. While the Board of Directors knows of no matters to be presented at the Annual Meeting or any adjournment thereof, all proxies returned to us will be voted on any such matter in accordance with the judgment of the proxy holders.

A quorum, consisting of a majority of the shares of common stock entitled to vote at the Annual Meeting, must be present in person or by proxy before action may be taken at the Annual Meeting. If an executed proxy is returned and the shareholder has abstained from voting on any matter, the shares represented by the proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in "street name" which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, the shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matters.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of July 1, 2004 with respect to the beneficial ownership of our common stock by (i) all persons who are known by us to hold five percent or more of our common stock, (ii) each of our directors, our CEO and our current Named Executive Officers, and (iii) all our directors and officers as a group.

         Name and Address              Amount and Nature of
      of Beneficial Owner (1)          Beneficial Ownership     Percent of Class
----------------------------------     --------------------     ----------------
Eric H. Paulson                              2,302,186(2)             8.6%
Keith A. Benson                                  1,200(2)              *
Charles E. Cheney                              692,774(2)             2.6%
Timothy R. Gentz                                  ----                 *
James G. Gilbertson                             47,000(2)              *
James G. Sippl                                  54,000(2)              *
Michael L. Snow                                 35,600(2)              *
Tom F. Weyl                                     33,600(2)              *
Dickinson G. Wiltz                             167,600(2)              *
Brian Burke                                     29,030(3)              *
Steve Pritchitt                                 12,600(2)              *
John Turner                                     11,285(4)              *
All directors and executive                                            *
  officers as a group (15 persons)           3,786,675(2)            13.9%
Trafelet & Company, LLC                      1,305,300                5.1%

*Indicates ownership of less than one percent.

(1) The address for each Named Individual is: 7400 49th Avenue North, New Hope, Minnesota 55428. Trafelet & Company LLC's address is 900 Third Avenue, 5th Floor, New York, NY 10022.

(2) Includes shares of common stock issuable upon exercise of outstanding options exercisable within sixty days of July 1, 2004 in the following amounts:
Eric H. Paulson - 100,000 shares; Keith Benson - 1,200 shares: Charles Cheney - 2,400 shares; Tim Gentz - no shares; James Gilbertson - 45,000 shares; James G. Sippl - 44,000 shares; Michael L. Snow - 35,600 shares; Tom Weyl - 13,600; Dickinson G. Wiltz - 17,200 shares; Steve Pritchitt - 7,600 shares; and all directors and executive officers as a group - 551,200 shares.

(3) Includes 28,200 shares of common stock issuable upon exercise of outstanding options exercisable within sixty days of July 1, 2004 owned by Brian Burke and 800 shares of common stock issuable upon exercise of outstanding options exercisable within sixty days of July 1, 2004 and 15 shares of common stock owned by Mr. Burke's spouse.

(4) Includes 5,600 shares of common stock issuable upon exercise of outstanding options exercisable within sixty days of July 1, 2004 owned by John Turner and 5,670 shares of common stock owned by Mr. Turner's spouse.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

Pursuant to the terms of our Amended and Restated Articles of Incorporation, directors are divided into three classes, with the term of one class expiring each year. As the term of each class expires, the successors to the directors in that class will be elected for a term of two or three years. The terms of Messrs. Keith A. Benson, Charles E. Cheney, Timothy R. Gentz, James G. Gilbertson, Tom F. Weyl, and Dickinson G. Wiltz expire at the Annual Meeting of Shareholders following fiscal year 2004, and the terms of Messrs. Eric H. Paulson, James G. Sippl and Michael L. Snow expire at the Annual Meeting of Shareholders following fiscal year 2005. Vacancies on the Board of Directors and newly-created directorship can be filled by vote of a majority of the directors then in office.

Two directors will be elected at the Annual Meeting to serve until the Annual Meeting of Shareholders following fiscal year 2006 or until their successors are elected and qualified, and four directors will be elected at the Annual Meeting to serve until the Annual Meeting of Shareholders following fiscal year 2007 or until their successors are elected and qualified. The Board of Directors has nominated for election the persons named below. The nominees are all currently directors.

The Board is proposing that the shareholders elect the named nominees. It is intended that proxies will be voted for the named nominees. Unless otherwise indicated, each director has been engaged in his present occupation as set forth below, or has been an officer with the organization indicated, for more than five years. The Board of Directors believes that the nominees named below will be able to serve, but should the nominees be unable to serve as directors, the persons named in the proxies have advised the Company that they will vote for the election of such substitute nominees as the Board of Directors may propose. The names of the nominees and other directors filling unexpired terms are set forth below.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR ALL OF THE NOMINEES.

Name and Age                      Principal Occupation and Other Directorships
------------                      --------------------------------------------
Nominees proposed for election for term expiring at the Annual Meeting following fiscal year 2006:

James G. Gilbertson (42)...       Mr. Gilbertson has been Vice President and
                                  Chief Financial Officer since joining the
                                  Company January 2001. Prior to joining
                                  Navarre, he held positions of Co-President,
                                  Chief Operating Officer and Chief Financial
                                  Officer at iNTELEFILM, formerly Children's
                                  Broadcasting Corporation, from 1991 to 2001.
                                  Prior to joining iNTELEFILM, Mr. Gilbertson
                                  served as the Chief Financial Officer for
                                  Parker Communications, Inc., Minneapolis, MN,
                                  from 1988 to 1991. Mr. Gilbertson is a
                                  certified public accountant and originally
                                  began his career with Ernst & Young LLP.

Dickinson G. Wiltz (75)...        Mr. Wiltz has served as a director of the
                                  Company since October 1983. Mr. Wiltz has been
                                  a self-employed business management consultant
                                  since 1974. Prior to 1974, he served as
                                  Corporate Vice President of Dayton Hudson
                                  Corp. (now Target Corporation) and Vice
                                  President of Campbell Mithun, an advertising
                                  agency. As a board member/trustee, Mr. Wiltz
                                  served on several not-for-profit organizations
                                  including Twin City Public Television, Inc.
                                  and The Children's Theatre Company.

Nominees proposed for election for term expiring at the Annual Meeting following fiscal year 2007:

Keith A. Benson (60)......        Mr. Benson has been employed in the retailing
                                  industry for a number of years, including over
                                  20 years at The Musicland Group, Inc. During
                                  his tenure at Musicland he held several key
                                  leadership positions including Executive VP of
                                  Finance, VP and Controller, President of Mall
                                  Stores Division as well as serving as Vice
                                  Chairman and Chief Financial Officer. Prior to
                                  Musicland, Mr. Benson held a variety of
                                  financial positions with The May Company and
                                  Dayton-Hudson Corporation (now Target
                                  Corporation). Mr. Benson has served as an
                                  Advisory Member of the Board of Directors for
                                  Conlin Furniture Company (a privately-held
                                  company) since 2002. Mr. Benson became a
                                  Director of Navarre Corporation in September
                                  2003. Mr. Benson has also served in a
                                  volunteer capacity as a member of the
                                  Professional Accounting Committee at the
                                  University of Iowa.

Charles E. Cheney (61)....        Mr. Cheney has served as our Vice-Chairman
                                  since November 1999. He served as our
                                  Executive Vice President and Chief Financial
                                  Officer from 1985 until December 2000 and our
                                  Chief Strategic Officer from January 2001
                                  until July 2002. A certified public
                                  accountant, he has been a director since
                                  October 1991. In September 2001, Mr. Cheney
                                  began attending law school and began working
                                  for the Company in a part-time capacity.
                                  Beginning July 15, 2002, Mr. Cheney was on a
                                  leave of absence while finishing law school.
                                  Mr. Cheney has since completed law school and
                                  is admitted to practice law in Minnesota. Mr.
                                  Cheney left the Company effective April 30,
                                  2004. Prior to joining Navarre, Mr. Cheney was
                                  employed by Control Data Corporation in
                                  various financial capacities for 12 years,
                                  most recently as Controller of Control Data
                                  Commerce International.

Timothy R. Gentz (54).....        Mr. Gentz has served as a director of the
                                  Company since May 2004. Since January 2004,
                                  Mr. Gentz has served as the Chief Operating
                                  Officer of The Palm Tree Group, a
                                  Houston-based international distributor of
                                  medical products and supplies. From January to
                                  December of 2003, Mr. Gentz was a private
                                  consultant to medical products and services
                                  companies. From October 2000 to December 2002
                                  he was the Chief Operating Officer and Chief
                                  Financial Officer for Gulf South Medical
                                  Supply, Inc., a wholly-owned subsidiary of PSS
                                  World Medical, Inc. From August 1995 to
                                  October 2000, Mr. Gentz was a private investor
                                  in an Internet entertainment start-up company,
                                  a CD package company, a Houston-based
                                  investment banking firm and other private
                                  companies.

Tom F. Weyl (61)...........       Mr. Weyl has served as director of the Company
                                  since July 2001. Mr. Weyl is retired from
                                  Martin/Williams Advertising, a national ad
                                  agency. Prior to his retirement, Mr. Weyl
                                  served as President and Chief Creative Officer
                                  at Martin/Williams Advertising from 1973 to
                                  October 2000. He currently is serving as a
                                  director/organizer of the Royal Palm Bank of
                                  Naples, Florida. Mr. Weyl also served as a
                                  director of Musicland Stores Corporation from
                                  1992 until its acquisition by Best Buy Co.,
                                  Inc. in February 2001.

Directors serving continuing terms:

Eric H. Paulson (59)........      Mr. Paulson is our founder and has been our
                                  President and Chief Executive Officer since
                                  our inception in 1983. Prior to 1983, Mr.
                                  Paulson served as Senior Vice President and
                                  General Manager of Pickwick Distribution
                                  Companies, a distributor of home entertainment
                                  products. Mr. Paulson has been a director
                                  since 1983 except for the period January 1990
                                  through October 1991 when Navarre was owned by
                                  Live Entertainment, Inc.

James G. Sippl (56).........      Mr. Sippl has served as a director since July
                                  1993. Mr. Sippl is President of Baby Boo, an
                                  infant apparel company focusing on selling
                                  infant apparel and accessories within the
                                  apparel and gift market. From January 2001 to
                                  August 2003, Mr. Sippl was President of Sippl
                                  & Associates, a financial consulting firm
                                  focusing on emerging businesses. Mr. Sippl was
                                  General Manager and Chief Financial Officer of
                                  Wealth Enhancement Group from December 1999 to
                                  December 2000. He was Chief Operating Officer
                                  of Stellent, a software company, from January
                                  1997 to May 1998. Mr. Sippl served as Vice
                                  President of Business Development with Merrill
                                  Corporation, a financial printer, from
                                  November 1990 to January 1997. Prior to
                                  joining Merrill Corporation, Mr. Sippl was
                                  President of Chicago Cutlery, a manufacturer
                                  of fine cutlery, from 1985 to 1989. Prior to
                                  that, he was a partner in a predecessor firm
                                  to PricewaterhouseCoopers LLP.

Michael L. Snow (53)......        Mr. Snow has served as a director since April
                                  1995. Mr. Snow is of counsel with the
                                  Minnesota law firm of Maslon Edelman Borman &
                                  Brand, LLP, which he joined in 1976. He has
                                  served as a director, officer or founder in
                                  numerous public and private corporations
                                  including Osmonics, Inc. and ValueVision
                                  International, Inc. (now ValueVision Media,
                                  Inc.). He currently serves as a director of
                                  both Miller Milling Company and Tamisa, the
                                  largest durum millers in the United States and
                                  Mexico. Mr. Snow is also a trustee of The
                                  Minneapolis Institute of Arts.

VOTE REQUIRED

Due to July 2004 amendments to Minnesota Business Corporation Act sections 302A.15 and 302A.437, Minnesota law now makes clear that directors are elected by a plurality vote of shareholders instead of by the majority-of-quorum or majority-of-outstanding votes previously believed to be required. A shareholder who abstains is considered to be present and entitled to vote at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote shall not be considered present and entitled to vote.

DIRECTOR COMPENSATION

The non-employee members of the Board of Directors each receive a $24,000 per year retainer, paid $2,000 monthly, plus $600 per board meeting attended and $500 per committee meeting attended. The Chairperson of the Audit Committee receives an additional annual fee of $3,000, and the Chairpersons of the Governance and Nominating and Compensation Committees receive an additional annual fee of $2,000. Under the terms of our 1992 Stock Option Plan as approved by the Company's shareholders, each non-employee director is issued on April 1 of each year, a nonqualified stock option to purchase

6,000 shares of our common stock at the fair market value on the day of the grant. Options granted to a non-employee director vest 20% per year beginning one year from the date of grant and expire six years from the grant date. Pursuant to the Plan, Messr. Benson received options to purchase 6,000 shares at a price of $2.90 on September 25, 2003 and Messrs. Benson, Cheney, Sippl, Snow, Weyl and Wiltz received options to purchase 6,000 shares at a price of $5.84 per share on April 1, 2004. On January 23, 2004, Mr. Benson received options to purchase 50,000 shares at a price of $6.52.

INDEPENDENT DIRECTORS

The Company's Board of Directors has determined that each of Messrs. Benson, Gentz, Sippl, Weyl and Wiltz are "independent," as that term is defined in Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market, Inc. ("Nasdaq"). Accordingly, the Board is composed of a majority of independent directors as required by the Nasdaq Marketplace Rules.

BOARD ACTIONS AND COMMITTEES

During fiscal 2004, the Board of Directors held six (6) formal meetings and each director attended at least 75% percent or more of the meetings of the Board and of the committees on which the directors served. Board members also met informally during fiscal 2004 to discuss various aspects of the business affairs of the Company. The Board of Directors recently reconstituted its committee structure. The Board now has three committees: an Audit Committee, a Governance and Nominating Committee, and a Compensation Committee. The Extraordinary Transactions Committee and the Executive Committee were dissolved. Additional information about the Audit Committee, the Governance and Nominating Committee and the Compensation Committee are contained in the sections "Board Committees" "Report of the Audit Committee" and "Report of the Compensation Committee" in this Proxy Statement.

BOARD COMMITTEES

The Compensation Committee reviews and makes recommendations to the Board of Directors regarding salaries, compensation and benefits of executive officers and senior management of the Company. In addition to the meetings and actions of the Compensation Committee described above, the entire Board of Directors discussed and reviewed compensation issues throughout the year at its regular meetings. The current members of the Compensation Committee are Keith A. Benson, James G. Sippl, Tom F. Weyl (the Chair) and Dickinson G. Wiltz. The Board of Directors has determined that all members of the Compensation Committee are "independent," as that term is defined in Rule 4200(a)(15) of Nasdaq's Marketplace Rules.

As described in the Audit Committee Report included later in this Proxy Statement, the Audit Committee oversees the accounting and financial reporting processes and audits of the consolidated financial statements of the Company. The Audit Committee assists the Board in fulfilling its oversight responsibilities for the quality and integrity of the Company's financial reports, the Company's compliance with legal and regulatory requirements and the independent auditors' qualifications and independence, as well as accounting and reporting processes. The Audit Committee also reviews the internal and external financial reporting of the Company and reviews the scope of the independent audit. The current members of the Audit Committee are James G. Sippl (the Chair), Keith A. Benson, and Timothy R Gentz. The Company's Board of Directors has determined that all members of the Audit Committee are independent under Rule 4200(a)(15) of Nasdaq's Marketplace Rules and Rule 10A-3 under the Securities Exchange Act of 1934 ("Exchange Act"). Mr. Sippl has been designated as the Company's "audit committee financial expert," as that term is defined in
Item 401(h)(2)(i) of Regulation S-K.

On May 20, 2004, the Company's Board of Directors formed a Governance and Nominating Committee, which consists of Michael L. Snow (the Chairman), Keith A. Benson, Timothy R. Gentz, Tom F. Weyl, and Dickinson G. Wiltz. All members of the committee were determined to be independent directors except for

Mr. Snow. While Mr. Snow is not an independent director, as that term is defined above, based upon his significant legal and business experience both within and outside of the Company, and his significant leadership ability, the Board determined he is an important member to place onto the Governance and Nominating Committee. The Governance and Nominating Committee is responsible for making recommendations to the full Board of Directors regarding candidates for election to the Board. Because it was formed in 2004, the Governance and Nominating Committee did not meet during 2003. For the 2004 Annual Meeting of Shareholders, the full Board of Directors considered and nominated the candidates proposed for election.

New charters for the Audit, Compensation and Governance and Nominating Committees are attached hereto as Exhibits A, B and C and can also be found at the Company's website www.navarre.com.

INDEPENDENT DIRECTORS MEETING

The Board formally adopted a policy of establishing an Independent Directors Meeting, with only independent directors being present, for not less than two regular meetings each fiscal year.

CODE OF BUSINESS CONDUCT AND ETHICS

On March 29, 2004, the Board approved and the Company adopted a Code of Business Conduct and Ethics that applies to all directors, officers and employees of the Company, and this Code is available on the Company's website at www.navarre.com. The Audit Committee of the Board is responsible for overseeing the Code. In accordance with Nasdaq's Marketplace Rules, any waivers of the Code for directors and executive officers must be approved by the Company's Board of Directors.

QUALIFICATIONS OF CANDIDATES FOR ELECTION TO THE BOARD

The Company's Directors take a critical role in guiding the Company's strategic direction, and they oversee the management of Company. When Board candidates are considered, they are evaluated based upon various criteria, such as their broad-based business and professional skills and experiences, experience serving as management or on the board of directors of companies such as the Company, concern for the long-term interests of the shareholders, financial literacy, personal integrity and judgment. In addition, director candidates must have time available to devote to Board activities. Accordingly, the Board seeks to attract and attain highly-qualified individuals who have sufficient time to attend to their duties and responsibilities to the Company.

The Board of Directors has not established specific requirements for Director candidates, but intends to consider the candidate's knowledge of and experience with accounting, his or her general financial literacy, and his or her understanding of corporate governance practices and responsibilities. The Board of Directors and, subsequent to its formation, the Governance and Nominating Committee, retains the right to modify these qualifications from time to time. Exceptional candidates who do not meet all of these criteria may still be considered.

PROCESS FOR IDENTIFYING AND EVALUATING CANDIDATES FOR ELECTION TO THE BOARD

Going forward, the Governance and Nominating Committee will review the qualifications and backgrounds of the Directors, as well as the overall composition of the Board, and recommend to the full Board the Directors to be nominated for election at each Annual Meeting of Shareholders of the Company. In the case of incumbent Directors, the Governance and Nominating Committee will review such Directors' overall service to the Company, including the number of meetings attended, level of participation, quality of performance, and whether the Director continues to meet the applicable independence standards. In the case of any new Director candidates, the questions of independence and financial expertise are important to determine what roles can be performed by the candidate, and the Governance and Nominating Committee will determine whether the candidate meets the applicable independence standards and the level of the candidate's financial expertise. Any new candidates will be interviewed by the Governance and Nominating Committee and, if approved by the Committee, then by all members of the Board. The full Board will approve the final nominations. The Chairman of the Board, acting on behalf of the full Board, will extend the formal invitation to become a nominee of the Board of Directors.

SHAREHOLDER NOMINATIONS

Shareholders may nominate Director candidates for consideration by the Governance and Nominating Committee by writing to Mr. Ryan F. Urness, the Company's Secretary, and providing to the Secretary the candidate's name, biographical data and qualifications, including five-year employment history with employer names and a description of the employer's business; whether such individual can read and understand fundamental financial statements; other board memberships (if any); and such other information as reasonably available and sufficient to enable the Governance and Nominating Committee to evaluate the minimum qualifications stated above under the section of this proxy statement entitled "Qualifications of Candidates for Election to the Board." The submission must be accompanied by a written consent of the individual to provide information relevant to the position of director - including regarding independence, positions on other boards or board committees, etc. - requested by the Board, to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. Written notice must be given at least 120 days before the date of the next Annual Meeting of Shareholders. If a shareholder nominee is eligible, and if the nomination is proper, the Governance and Nominating Committee then may interview the nominee, request any further information needed, and will deliberate and make its recommendation to the Board of Directors.

The Governance and Nominating Committee will not change the manner in which it evaluates candidates, including the applicable minimum criteria set forth above, based on whether the candidate was recommended by a shareholder.

COMMUNICATIONS WITH THE BOARD

Shareholders can communicate directly with the Board, or with any Committee of the Board, by writing to Mr. Ryan F. Urness, Secretary, at the Company's address. All communications will be reviewed by management and then forwarded to the appropriate director or directors or to the full Board or Committee, as appropriate.

EXECUTIVE OFFICERS OF THE COMPANY

The Company's executive officers and certain other key members of management are as follows:

NAME                      AGE    POSITION WITH THE COMPANY
----                      ---    -------------------------
Eric H. Paulson            59    Chairman of the Board, President and Chief Executive Officer
James G. Gilbertson        42    Vice President and Chief Financial Officer
Cary Deacon                52    Chief Operating Officer, Publishing, Corporate Relations Officer
Michael Bell               39    Chief Executive Officer, Encore
Brian Burke                34    Chief Operating Officer, Distribution
Edward Goetz               60    President, BCI
Steve Pritchitt            56    Senior Vice President and General Manager, Navarre Entertainment Media
John Turner                50    Senior Vice President, Global Logistics
Kathleen Conlin            60    Vice President, Corporate Controller
Joyce Fleck                52    Vice President, Marketing
Margot McManus             46    Vice President, Human Resources
James Colson               43    Vice President, Business Affairs, Navarre Entertainment Media
Ryan F. Urness             32    General Counsel and Secretary

The following is a brief summary of the business experience of each of the key members of management of the Company. Information with respect to Mr. Paulson and Mr. Gilbertson is set forth above under "Election of Directors."

      Cary Deacon has been the Chief Operating Officer, Publishing since September 2003, and until that time was the Corporate Relations Officer since joining the Company in September 2002. Prior to joining Navarre, his career spans 30 years in management positions in multi-billion dollar retail organizations both domestically and internationally. He served as SVP, EVP and COO levels with the Hudson's Bay Company, Montgomery Wards, Saffer Advertising and Macy's. His public company experience as COO, CEO and Director include SkyMall, Inc., NetRadio Corporation, Raindance, Inc. and ValueVision (ShopNBC) International, Inc. Mr. Deacon also serves as a director of Raindance (Nasdaq:
RNDC).

      Michael Bell is the Chief Executive Officer of Encore Software, Inc. ("Encore"), and has served the Company in that role since August 2002 when Encore, a majority-owned subsidiary of the Company, acquired the primary assets of Encore's predecessor entity, Encore Software, Inc., in a transaction approved by the United States Bankruptcy Court. Mr. Bell co-founded Encore Software, Inc. in October 1994 and served as its CEO from its founding. Mr. Bell also owns a minority stock equity position (20%) in Encore Software, Inc. Prior to starting Encore Software, Inc., Mr. Bell served as Director of Sales for Paramount from 1992 to 1994. Prior to joining Paramount, Mr. Bell served as Sales Manager for NEC leading an entrepreneurial unit established to forge strategic relationships that helped create the then nascent CD-ROM industry.

      Brian Burke has been Chief Operating Officer, Distribution since February 2004. He previously served as Senior Vice President and General Manager, Navarre Distribution Services since April 2001, as Vice President and General Manager, Computer Products Division since July 2000 and Vice President, Computer Products Division since October 1999. Prior to that, Mr. Burke held a series of positions of increasing responsibility in Navarre Computer Products Division since joining the Company in July 1995. Prior to joining Navarre, Mr. Burke held various marketing, sales and account manager positions with Imtron and Blue Cross/Blue Shield of Minnesota.

      Edward Goetz has been President of BCI Eclipse Company, LLC since the Company acquired the assets of BCI Eclipse, LLC in November 2003. Mr. Goetz had also served as the President of BCI Eclipse, LLC since he joined that firm in June of 2000. Prior to joining BCI, he served as the President of Simitar Entertainment from 1984 to 2000. Prior to that, Mr. Goetz held various positions including National Sales Manager and VP of Media Purchasing at K-Tel International from 1974 to 1984.

      Steve Pritchitt has been Senior Vice President, Navarre Entertainment Media since April 2001. Mr. Pritchitt worked for Navarre's eSplice subsidiary from January 2000 to March 2001, where he served as Vice President, Content Acquisition. Prior to joining Navarre, Mr. Pritchitt was Chief Operating Officer and a founding partner of Safety First Systems LLC, a technology services company from 1997 to 1999. He was Senior Vice President, International for Atlantic Records from 1995 to 1997. Mr. Pritchitt's prior entertainment industry experience includes various senior positions in marketing, product development, and international and artist development for Polygram Records, Inc., CBS Records International and CBS Records U.K.

      John Turner has been Senior Vice President of Global Logistics since September 2003. He previously served as Senior Vice President of Operations since December 2001, and Vice President of Operations since joining the Company in September 1995. Prior to joining Navarre, Mr. Turner was Senior Director of Distribution for Nordic Track in Chaska, MN from July 1993 to September 1995. Prior to that, he held various positions in logistics in the United States and in the United Kingdom.

      Kathleen Conlin has been Vice President, Corporate Controller since 1995. Ms. Conlin has served in a series of positions of increasing responsibility in Finance since joining the Company in April 1984.

      Joyce Fleck has been Vice President, Marketing since January 2000. Ms. Fleck also served as Director of Marketing since joining Navarre in May 1999. Prior to joining Navarre, Ms. Fleck held divisional marketing and merchandising positions at The Musicland Group from 1986 to 1997 and senior buying positions at Grow Biz International, from 1997 to 1999.

      Margot McManus has been Vice President, Human Resources since January 2000. Ms. McManus also served as Director of Human Resources since joining the Company in August of 1995. Prior to joining Navarre she had fifteen years of human resources and business experience including human resources management roles with Access Management and Consul Restaurant Corporation.

      James Colson has been Vice President of Business Affairs, Navarre Entertainment Media, since November 2001. From 1997 to 2001, he was General Manager of Valley Media, Inc.'s independent music distribution division, DNA. From 1999 to 2001, he also assumed the title of Vice President of Independent Distribution for Valley Media. From 1995 to 1997, he was the Controller for DNA. Prior to that, Mr. Colson held senior finance and accounting management positions with a number of companies in the retail, service, and not-for-profit industries. Mr. Colson is a certified public accountant who began his career with Grant Thornton.

      Ryan F. Urness has been General Counsel and Secretary since July 2004. He previously served as Corporate Counsel to the Company since January 2003. Prior to joining Navarre, a significant portion of Mr. Urness' efforts were engaged in various matters for the Company as outside legal counsel. In this previous position as outside legal counsel to the Company, Mr. Urness served as a Managing Associate at the law firm of Winthrop & Weinstine, P.A. where his practice was primarily focused on transactions and disputes involving intellectual property and technology.

                             EXECUTIVE COMPENSATION

The following table sets forth the annual compensation and other components of compensation for the fiscal years ending March 31, 2004, 2003, and 2002 for Eric
H. Paulson, our Chief Executive Officer and the four highest paid executive officers of the Company, James G. Gilbertson, Brian Burke, Steve Pritchitt, and John Turner, (the "Named Executive Officers") during the fiscal year ended March 31, 2004.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG TERM COMPENSATION
                                                  ANNUAL COMPENSATION              ---------------------------
                                          -----------------------------------                AWARDS
                                                                      OTHER
                                                                     ANNUAL        RESTRICTED      SECURITIES       ALL OTHER
          NAME AND              FISCAL                               COMPEN-         STOCK         UNDERLYING        COMPEN-
     PRINCIPAL POSITION          YEAR      SALARY       BONUS        SATION          AWARD(S)     OPTIONS/SARS       SATION
----------------------------    ------    --------    ---------     ---------      ----------     ------------     -----------
Eric H. Paulson
  Chairman of the Board,         2004     $386,932    $ 147,000     $ 244,192(1)      ----           50,000        $    44,108(2)
  Chief Executive Officer        2003      350,000      134,400       257,675(1)      ----          150,000             41,186(2)
  and President                  2002      335,193       30,000          ----         ----             ----             62,477(2)

James G. Gilbertson
   Vice President,               2004      204,615       65,232         6,000(3)      ----           25,000               ----
   Chief Financial Officer       2003      185,616       36,600         6,000(3)      ----           50,000               ----
                                 2002      176,231        8,750         6,000(3)      ----          100,000               ----

Brian Burke
   Chief Operating Officer,      2004      210,846       75,000          ----         ----           25,000               ----
   Navarre Distribution          2003      196,115       40,000          ----         ----           60,000(4)            ----
                                 2002      179,592       64,969         3,115(3)      ----          138,000(4)            ----

Steve Pritchitt
   Senior Vice President and     2004      200,000       47,000         4,800(3)      ----           15,000               ----
   General Manger, Navarre       2003      190,000       20,000         4,800(3)      ----           60,000               ----
   Distribution                  2002      180,000       11,731         4,800(3)      ----           28,000               ----

John Turner                      2004      185,000       53,642          ----         ----           25,000               ----
   Senior Vice President,        2003      170,000       38,000          ----         ----           60,000               ----
   Operations                    2002      149,038       56,000          ----         ----            8,000               ----

(1) During fiscal year 2002, the Company entered into a five year amended employment agreement with Mr. Paulson. The agreement included a loan for a maximum of $1,000,000, of which $600,000 was outstanding at March 31, 2004. Under the terms of the loan, $200,000 of the $1,000,000 principal and all accrued unpaid interest is to be forgiven by the Company on each of March 31, 2004, 2005, 2006 and 2007. During 2004, the Company forgave $244,192 of principal and interest, and during 2003 the Company forgave $257,674 of the principal and interest. The outstanding note bears an annual interest rate of 5.25%.

(2) Amounts reflect life insurance premiums paid by us of $44,108 in fiscal 2004, $41,186 in fiscal 2003 and $62,477 in fiscal 2002 for Mr. Paulson.

(3)  Represents car allowance.

(4) Amounts do not reflect options received by Mr. Burke's spouse in the following amounts: 1,000 shares in fiscal 2003; and 1,000 shares in fiscal 2002. Mr. Burke's spouse received the options as an employee of the Company.

ERIC H. PAULSON EMPLOYMENT AGREEMENT

We entered into an Employment Agreement with Mr. Paulson effective November 1, 2001, providing for his employment as President and Chief Executive Officer. The Agreement with Mr. Paulson terminates on March 31, 2007. The Agreement currently provides for a Base Salary of $350,000 per year, subject to annual adjustments by the Board of Directors, an annual Target Bonus of up to one hundred percent (100%) of his Base Salary upon his achievement of objectives established by the Board of Directors in conjunction with the Compensation Committee, based upon net profits, net sales and other identified goals. Mr. Paulson is also entitled to reasonable business expenses, medical and disability insurance, a $2.0 million life insurance policy, vacation, automobile expense and is entitled to participate in other benefit plans of the Company on the same basis as other officers.

The Agreement also provided for the Company, concurrent with the signing of the Agreement, to make a loan of $1.0 million to Mr. Paulson, which has been and will be forgiven, together with accrued interest, in equal installments of $200,000 on each of March 31, 2003, 2004, 2005, 2006 and 2007, and will be deemed paid and satisfied upon termination of Mr. Paulson's employment, except termination by the Company for Company Cause or by Mr. Paulson without Executive Cause. At March 31, 2004, the second $200,000 of the loan and accrued interest was forgiven leaving $600,000 outstanding on the loan. The loan bears interest at 5.25 % per year.

The Agreement also establishes an incentive-based deferred compensation plan under which Mr. Paulson is eligible, upon his entering into and complying with the terms of a non-compete agreement at the termination of his employment, to receive an award of $1,000,000 if the Company's common stock closes above $4.00 for any consecutive 30 trading days during the employment period, with an increase up to $4,000,000 if the common stock trades over $10.00 per share for any 30 consecutive trading days during the employment period. In addition, the amount of deferred incentive compensation to Mr. Paulson may be increased to $3,000,000 upon the occurrence of a change in control effected through an asset sale, merger, tender offer, consolidation or similar transaction in which shareholders of the Company receive consideration with a fair market value of $6.00 or more per share, but only if his compensation has not already exceeded $3,000,000.

If the employment of Mr. Paulson is terminated by the Company without Company Cause or by Mr. Paulson for Executive Cause, Mr. Paulson is entitled to receive the greater of (i) his Base Salary and Target Bonuses through the end of the Agreement or three years, whichever is greater; plus (ii) accrued but unpaid benefits. Mr. Paulson would also be entitled to receive other employee benefits for a period of the greater of three years or the end of the Agreement.

In the event that Mr. Paulson's employment is terminated by the Company without Company Cause or by Mr. Paulson for Executive Cause after a Change in Control, then in addition to the payments otherwise due Mr. Paulson, the Company would be obligated pay him an amount equal to his Average Annual Compensation multiplied by 2.99, which at March 31, 2004, would have been equal to approximately $1,600,000.

At the completion of Mr. Paulson's employment on March 31, 2007, Mr. Paulson will be entitled to receive his Average Annual Compensation for a period of three years, plus any accrued but unpaid benefits. The Company will also be required to maintain Mr. Paulson's other employee benefits for three years. All capitalized terms in this and in the preceding five paragraphs not defined herein are defined in the Agreement.

CHANGE IN CONTROL AGREEMENTS

The Company has entered into termination agreements with Brian Burke, James G. Gilbertson and Stephen Pritchitt that provide for certain benefits for them upon a "change in control" of the Company, as defined in such agreements. If each such executive's employment with the Company is terminated, if there is an adverse change in the executive's status or position as an executive, or if the Company substantially reduces the executive's base salary in effect immediately prior to the agreement or otherwise changes eligibility requirements or performance criteria for any benefit other than salary which adversely affects the executive, such executive would be entitled to cash payments equal to the average of all taxable compensation and fringe benefits paid to or on behalf of the executive by the Company, based on the two most recent calendar years, to be paid over a twelve (12) month period.

STOCK OPTION PLAN

Our 1992 Stock Option Plan (the "1992 Plan") was approved by the Board of Directors on September 1, 1992. The 1992 Plan and all of its amendments have also been approved by the shareholders. A total of 5,224,000 shares of our authorized common stock are reserved for issuance under the 1992 Plan. The purpose of the 1992 Plan is to advance interests in us and our shareholders by enabling us to attract and retain persons of ability to perform services for us, by providing an incentive to such persons through equity participation in us and by rewarding such persons who contribute to the achievement by us of our economic objectives. The 1992 Plan provides for grants of restricted stock, and both incentive stock options and non-statutory stock options. Incentive stock options are granted at an exercise price based upon fair market value and, provided certain restrictions are met, receive favorable tax treatment under the Internal Revenue Code. Non-statutory stock options are also typically granted at fair market value and do not qualify for favorable tax treatment.

On April 1 of each year, each director who is not an employee of the Company is granted an option to purchase 6,000 shares of common stock under the 1992 Plan, at a price equal to fair market value. These options are designated as nonqualified stock options and are subject to the same terms and provisions as are then in effect with respect to granting of nonqualified stock options to salaried officers and key employees of the Company. These options vest in increments of 20% of the original option grant beginning one year from the date of grant and expire six years from the date of grant.

At July 1, 2004, the Company had issued 2,292,346 options under the 1992 Plan, 2,644,800 shares were subject to outstanding options and 286,854 shares were reserved for future grant under the 1992 Plan.

      The following table below presents our Equity Compensation Plan information as of March 31, 2004:


                                                                                                  Number of securities
                                                                                                remaining available for
                                 Number of securities to be                                      future issuance under
                                   issued upon exercise of       Weighted-average exercise               equity
                                    outstanding options,           price of outstanding            compensation plans
                                    warrants and rights                  options,                (excluding securities
                                       Plan Category               warrants and rights         reflected in column (a))
                                             (a)                            (b)                           (c)
Equity compensation plans
approved by security holders              2,927,200                       $ 3.41                        357,154

Equity compensation plans not
approved by security holders
                                                -0-                          -0-                            -0-
                                          ---------                       ------                        -------
Total                                     2,927,200                       $ 3.41                        357,154
                                          =========                       ======                        =======

The following table sets forth certain information regarding (i) stock options granted to Mr. Paulson and the Company's current Named Executive Officers during our 2004 fiscal year and (ii) the potential value of these options determined pursuant to SEC rules.

                        OPTION GRANTS IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS*

                                                                          POTENTIAL REALIZABLE
                                                                            VALUE AT ASSUMED
                     NUMBER OF     PERCENT OF                                 ANNUAL RATES OF
                     SECURITIES   TOTAL OPTIONS                                 STOCK PRICE
                     UNDERLYING    GRANTED TO     EXERCISE                    APPRECIATION FOR
                      OPTIONS     EMPLOYEES IN      PRICE    EXPIRATION       OPTION TERM (1)
      NAME            GRANTED      FISCAL YEAR     ($/Sh)       DATE         5%           10%
-------------------  ----------   -------------   --------   ----------   -----------------------
Eric G. Paulson        50,000          7.1%        $ 6.09      1/30/10    $ 388,628     $ 490,400
James G. Gilbertson    25,000          3.6%          6.09      1/30/10      194,314       245,200
Brian Burke            25,000          3.6%          6.09      1/30/10      194,314       245,200
John Turner            25,000          3.6%          6.09      1/30/10      194,314       245,200
Steve Pritchitt        15,000          2.1%          6.09      1/30/10      116,588       147,120

* All were incentive stock options and were issued with an exercise price equal to the fair market value on the date of grant.

(1) Represents the potential realizable value of grant of options assuming that the market price of the underlying common stock appreciates in value from its fair market value on the date of the grant to the end of the option term at the indicated annual rates.

The following table sets forth information with respect to the Company's Chief Executive Officer and its current Named Executive Officers concerning the exercise of options during fiscal 2004 and unexercised options held at March 31, 2004.

  AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                             NUMBER OF SECURITIES       VALUE OF UNEXERCISED
                    SHARES                  UNDERLYING UNEXERCISED          IN-THE-MONEY
                   ACQUIRED                    OPTIONS/SARS AT            OPTIONS/SARS AT
                      ON       VALUE           FISCAL YEAR-END            FISCAL YEAR-END
      NAME         EXERCISE   REALIZED    EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
      ----         --------   --------    -------------------------   -------------------------
Eric H. Paulson     230,000   $925,000       80,000         210,000   $   4,400        $301,852
James Gilbertson     45,000    172,882       35,000         145,000     112,515         288,670
Brian Burke          35,000    116,709*      43,400         180,800     142,000         713,965
Steve Pritchitt      25,200    112,124        7,600          70,200      34,902         237,804
John Turner          25,200     95,463       23,600          74,200      13,204          33,612

*Amount does not reflect a $7,252 gain received by Mr. Burke's spouse through the exercise of options.

The closing price on March 31, 2004, as reported on the Nasdaq National Market System, was $5.93 per share.

                              CERTAIN TRANSACTIONS

MICHAEL BELL EMPLOYMENT AGREEMENT AND STOCK PURCHASE

Effective July 31, 2002, the Company's wholly-owned subsidiary, Encore Acquisition Corporation, a Minnesota Corporation, n/k/a Encore Software, Inc. ("Encore") acquired substantially all the assets of Encore Software, Inc. Effective August 24, 2002, Encore entered into an employment agreement with Michael Bell providing for his employment as Chief Executive Officer of Encore. Mr. Bell was the prior Chief Executive Officer of Encore Software, Inc. The Agreement has a term of five years, but may be terminated by either Encore or by Mr. Bell at any time for any or for no reason. The Agreement currently provides for an Initial Base Salary of $185,000 per year, subject to adjustments in future years to be determined annually by Encore's Board of Directors. The Agreement further provides that Mr. Bell shall be entitled to an annual performance bonus of up to forty percent (40%) of his annual salary, with the bonus to be determined by Encore's Board of Directors and based on Mr. Bell's and Encore's satisfaction of mutually acceptable performance objectives. Mr. Bell was granted a signing bonus of $5,500 upon execution of the Agreement and he is entitled to the usual and customary benefits offered by Encore from time to time to its executives, including health insurance. Mr. Bell is also entitled to receive vacation, reimbursement for reasonable business expenses, and a vehicle allowance of $750 per month.

The Agreement includes confidentiality/non-disclosure obligations and other restrictive conditions upon termination of the Agreement. If the Agreement is terminated by the Company within two years after a Change of Control, the Company must pay Mr. Bell an amount equal to the compensation which would have been paid to Mr. Bell during the period from the date of termination to the end of the Agreement term had the Agreement not been terminated upon a change of control, provided however that the maximum amount payable cannot exceed the maximum amount payable under Section 280G of the Internal Revenue Code of 1986 without the imposition of any excise tax or the denial of any deduction to the Company with respect to such payment. In addition, if the Agreement is terminated by Mr. Bell for Good Reason or by the Company for any reason other than death, disability or cause, Mr. Bell will continue to receive base salary, bonus and health benefits for the remainder of the Agreement term without any obligation on the part of Mr. Bell to mitigate any such payments if he is not in breach of any contractual obligations with the Company or the confidentiality/restrictive provisions of the Agreement.

As an inducement for Mr. Bell to enter into the Agreement, the Company guaranteed the collection of Mr. Bell's compensation payable by Encore, which guarantee expired in August 2003.

As an additional component to Mr. Bell's employment, Encore and Mr. Bell entered into a stock purchase agreement, dated August 24, 2002, whereby Encore agreed to issue to Mr. Bell 20,000 of the 100,000 outstanding shares of capital stock of Encore in consideration for a payment of $500 in cash. Since the value of the shares was not determinable, the parties mutually agreed that the value of the shares equaled $500, principally to establish a tax basis for Mr. Bell. These shares are subject to transfer restrictions which generally prohibit the sale or other transfer of the shares to any person other than Encore or the Company during the first ten (10) years after Mr. Bell's acquisition of the shares. If Encore or Navarre were required to repurchase the shares under this agreement as of March 31, 2004, Mr. Bell would have been entitled to a payment significantly less than $500.

CHENEY LEAVE OF ABSENCE AND SEVERANCE AGREEMENTS

On July 15, 2002, we entered into an agreement (the "Leave of Absence Agreement"), with Mr. Cheney under which Mr. Cheney would have a leave of absence until February 1, 2004 to enable him to complete law school. Under the Leave of Absence Agreement, Mr. Cheney was paid nominal compensation, and continued to receive health and dental insurance, life insurance, disability insurance, payment of law school education expenses and certain club memberships. Upon his return to work on February 1, 2004, Mr. Cheney was entitled to a salary of $240,000 per year. During the leave of absence period, Mr. Cheney was compensated for serving as a director by receiving the same retainer, board attendance fees and stock options received by non-employee directors. See "Director Compensation."

Pursuant to a separation agreement and release effective April 30, 2004, (the "Severance Agreement"), the Company and Mr. Cheney agreed to terms regarding his resignation and severance. Mr. Cheney's employment with the Company terminated April 30, 2004. During the period between his return to the Company on February 1 and his resignation on April 30, the Company paid Mr. Cheney approximately $62,400 in salary. In exchange for certain representations, promises and releases, including noncompetition and nonsolicitation provisions, the Company agreed to pay Mr. Cheney an amount equal to two years of his base salary, plus bonus, which is paid to him in equal installments over the course of forty-eight
(48) months, which equals, in the aggregate, a total of $470,000, and to continue coverage of medical benefits until April 30, 2006 if certain conditions are met. In addition, the Company agreed to pay Mr. Cheney a lump sum in the amount of $4,519 for unused vacation. The Company also agreed to pay Mr. Cheney $109,778, to be paid over the course of forty-eight (48) months, in consideration for non-rescission of any of the provisions of the Severance Agreement.

OTHER ITEMS

During October 2000, Mr. Paulson made a loan to the Company to assist the Company's repurchase of certain shares from a preferred shareholder. An accommodation fee of $40,000 was paid to Mr. Paulson in connection with this loan which reflects fees, costs and interest paid to Mr. Paulson in connection with the loan. The loan was repaid by the Company in fiscal 2001.

At March 31, 2004, Mr. Paulson was indebted to us in the principal amount of $600,000 for an unsecured loan. We accrue interest on the outstanding indebtedness at the rate of 5.25 % per year. See "Employment Agreements" for a description of the loan and annual forgiveness provisions.

In 2003, we paid Michael L. Snow, a member of the Company's Board of Directors, a consulting fee of $187,000 for consulting services provided in conjunction with the acquisition of Encore. A special committee of the Board of Directors reviewed the compensation paid to Mr. Snow following the hiring of an independent outside consultant to review Mr. Snow's involvement in the Encore transaction and assess the appropriate level of compensation. The consulting services Mr. Snow provided included negotiation with Encore's senior lender, representation as a consultant with the Company's attorneys in a number of bankruptcy court proceedings, negotiation with the Creditor Committee and participation in discussions with the Company's senior lenders.

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of our financial reporting system by overseeing and monitoring management's and the independent auditors' participation in the financial reporting process. The Audit Committee is comprised of independent directors, consisting of Mr. Sippl, Mr. Benson, and Mr. Gentz. Each of the members of the current Audit Committee is independent as defined by the Nasdaq listing standards, and Mr. Sippl has been determined to be the Audit Committee "financial expert" by the Board. This report is submitted by those individuals serving on the Committee at the end of fiscal 2004. Mr. Teo resigned on April 22, 2004.

The Audit Committee held four (4) meetings during fiscal year 2004. The meetings were designed to facilitate and encourage private communication between the Audit Committee and our independent accountants, Ernst & Young LLP.

During the meetings, the Audit Committee reviewed and discussed the audited consolidated financial statements with management and Ernst & Young LLP. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The discussions with Ernst & Young LLP also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In fulfilling its oversight responsibilities, the Committee reviewed the audited consolidated financial statements in the Form 10-K with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.

Ernst & Young LLP provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This information was discussed with Ernst & Young LLP.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended March 31, 2004 for filing with the Securities and Exchange Commission. In addition, the Board of Directors has approved a revised written charter for the Audit Committee, which is attached hereto as Exhibit A.

                       SUBMITTED BY THE AUDIT COMMITTEE OF
                        THE COMPANY'S BOARD OF DIRECTORS

           James G. Sippl       Keith A. Benson         Timothy R. Gentz
              (Chair)

                      REPORT OF THE COMPENSATION COMMITTEE

Decisions on compensation of the Company's executives are generally made by the Compensation Committee of the Board (the "Committee"). For fiscal 2004 the members were Mr. Weyl, Mr. Wiltz, Mr. Sippl and Mr. Benson. Each of the Committee members is an independent director as such persons are defined in NASD Rule 4200. All decisions by the Committee relating to the compensation of the Company's executive officers are reviewed by the full Board, except for decisions about awards under the Company's 1992 Stock Option Plan, which are made solely by the Committee. The Compensation Committee held three (3) meetings during fiscal year 2004. Set forth below is a report submitted by the Committee addressing the Company's compensation policies for its executive officers, including Mr. Paulson, the Company's Chief Executive Officer for fiscal 2004.

COMPENSATION PHILOSOPHY

The Committee's executive compensation policies are designed to provide competitive levels of compensation in order to attract and retain highly qualified executives, establish compensation levels based upon a comparison of job responsibility within the Company to similar positions in comparable companies and industries, and recognize individual performance based upon long-term specific goals, as opposed to short-term or arbitrary measurements of performance.

COMPARISON WITH OTHER COMPANIES

The Committee periodically reviews the compensation packages of its executive officers to ensure that the compensation levels and benefits of the Company are commensurate with those offered to executive officers at companies of comparable size and development in comparable industries. For these purposes, during fiscal 2004 the Committee engaged the consulting firm of Towers Perrin to provide various reports and analysis regarding the Company's compensation packages, as compared to companies that were determined to be in its peer group. The Committee reviewed information regarding 21 companies of varying sizes, which included En Point Technology, Inc., Handleman Company, Ingram Micro, Inc., and Tech Data Corp.

BASE SALARY

The Committee annually reviews each executive officer's salary. In determining appropriate base salary levels, the Committee considers contractual arrangements, responsibilities, performance on behalf of the Company, the overall performance of the Company and external pay practices. In evaluating the overall performance of the Company for the purposes of determining executive officer's salaries, the Committee evaluates annual and long-term increases to the Company's net revenues, operating income, and net income.

ANNUAL INCENTIVE AWARDS

The Company pays bonuses to its executive officers based upon the performance of the Company. The Committee may award executive officers either cash, common stock or a combination of cash and common stock as incentive compensation. In evaluating the overall performance of the Company for the purposes of determining bonuses paid to executive officers, the Committee evaluates annual and long-term increases to the Company's net revenues, operating income, and net income. Mr. Paulson is eligible to receive an amount up to 100% of his base salary under his current employment agreement dated November 1, 2001. With respect to fiscal 2004, the following cash bonuses were awarded: Mr. Paulson - $147,000; Mr. Gilbertson - $65,232; Mr. Burke - $75,000; Mr. Pritchitt -
$47,000; and Mr. Turner - $53,642.

STOCK OPTIONS / STOCK GRANTS

In order to promote improved long-term performance by the Company, the Committee awards stock options or restricted stock to the Company's executive officers. Stock options are awarded in order to achieve competitive compensation levels and to reward individual performance of executive officers. Stock options only have value for the executive officers if the price of the Company's stock appreciates in value from the date the stock options are granted. Shareholders also benefit from such stock price appreciation. The Compensation Committee believes that the grant of restricted stock grants provides additional compensation to the Company officers by providing them with an additional equity interest in the Company's securities. All executive officers are eligible for discretionary grants of stock options or restricted stock. In determining the level of options or restricted stock to be granted, the Committee considers the responsibilities and performance on behalf of the Company of the executive officer. Please see the table entitled "Option Grants in Last Fiscal Year - Individual Grants" illustrating the grants awarded to our Chief Executive and our Named Executive Officers during our 2004 fiscal year.

CHIEF EXECUTIVE OFFICER COMPENSATION

Mr. Paulson's base pay for fiscal 2004 was $386,932. The compensation package for Mr. Paulson was set by the Board of Directors. Mr. Paulson's base salary was established in connection with the execution of an employment agreement in November 2001. During fiscal 2004, the Company made cost of living adjustments to the base salary. Mr. Paulson received a bonus of $147,000 during fiscal 2004 based upon the Company's accomplishment of certain goals during fiscal 2003. Under the agreement, Mr. Paulson's bonuses depend upon a combination of the Company's achievement of certain goals established by the Board of Directors with respect to net profits, net sales and other specific goals to be determined by the Board of Directors from time to time. Mr. Paulson also received compensation from the Company in fiscal 2004 through the forgiveness of $200,000 of principal and accrued interest relating to a loan provided by the Company to Mr. Paulson. This loan was provided concurrent with the Company's entering into Mr. Paulson's November 2001 employment agreement and was made upon information provided by Towers Perrin that similar loan forgiveness arrangements were commonplace at that time with respect to compensation packages offered to certain senior executive officers. The terms of Mr. Paulson's employment agreement are set forth in the section entitled "Employment Agreements."

                 SUBMITTED BY THE 2004 COMPENSATION COMMITTEE OF
                        THE COMPANY'S BOARD OF DIRECTORS

Tom F. Weyl     Dickinson G. Wiltz      James G. Sippl      Keith A. Benson
  (Chair)

PERFORMANCE GRAPH

The following Performance Graph compares performance of the Company's common stock on the Nasdaq National Market System to the Nasdaq Stock Market (US Companies) Index and a Peer Group Index described below. The graph compares the cumulative total return from March 31, 1998 to March 31, 2004 on $100 invested on March 31, 1998 assumes reinvestment of all dividends and has been adjusted to reflect stock splits.

The Peer Group Index below includes the stock performance of the following companies which were used in the Company's performance graph in the Company's proxy statement for fiscal 2004: Handleman Co., Ingram Micro Inc., Merisel Inc., Platinum Entertainment, Inc. and Tech Data Corp. This group is comprised of companies that, in fiscal 2004 had similar music or software distribution operations.

                                PERFORMANCE GRAPH

                               NAVARRE CORPORATION

                 COMPARISON OF SIX YEAR CUMULATIVE TOTAL RETURNS

                       [PERFORMANCE GRAPH]

                              3/98     3/99     3/00      3/01     3/02     3/03    3/04
                             ------   ------   ------    -----    -----    -----   ------
Navarre Corporation          100.00   530.95   150.02    52.38    41.90    64.76   225.90
NASDAQ Stock Market          100.00   114.04   241.08    87.78    68.74    56.24    93.81
Self-Determined Peer Group   100.00    67.50    69.62    60.82    84.73    54.08    90.38

                   PROPOSAL 2 - APPROVAL OF GRANT THORNTON LLP
                             AS INDEPENDENT AUDITORS

      The Board of Directors, upon the recommendation of its Audit Committee, selected the accounting firm of Grant Thornton LLP to audit Navarre's consolidated financial statements for, and otherwise act as the independent auditors with respect to, the year ending March 31, 2005, subject to the ratification of the holders of the Company's common stock. As previously reported on our Current Report on Form 8-K dated July 20, 2004 and by letter dated July 20, 2004, Ernst & Young, LLP ("Ernst & Young") was not selected as our independent auditors for the year ending March 31, 2005. The reports of Ernst & Young on the consolidated financial statements for the past two fiscal years ending March 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the two most recent fiscal years and through July 20, 2004, there have been no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young would have caused them to make reference thereto in their report on the consolidated financial statements for such years. We engaged Grant Thornton LLP as our new independent auditors effective July 19, 2004.

      THE BOARD OF DIRECTOR'S SELECTION OF GRANT THORNTON LLP FOR THE CURRENT FISCAL YEAR IS BEING PRESENTED TO SHAREHOLDERS FOR RATIFICATION AT THE ANNUAL MEETING. To Navarre's knowledge, neither Grant Thornton LLP nor any of its partners has any direct financial interest or any material indirect financial interest in Navarre, or has had any connection since the inception of Navarre in the capacity of promoter, underwriter, voting trustee, director, officer or employee. During the two most recent fiscal years and through July 19, 2004, the Company has not consulted with Grant Thornton LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided that Grant Thornton LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as the term is defined in
Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event as that term is described in Item 304(a)(1)(v) of Regulation S-K. A representative of Grant Thornton LLP is expected to be present at the annual meeting, will have the opportunity to make a statement if he or she has the desire to do so and will be available to respond to appropriate questions from shareholders. A representative from Ernst & Young will not be present.

      If the holders of the common stock do not ratify the selection of Grant Thornton LLP the Audit Committee may affirm its selection of Grant Thornton LLP as the Company's independent auditors. All proxies received in response to this solicitation will be voted in favor of the ratification of the appointment of Grant Thornton LLP as the Company's independent auditors, unless other instructions are indicated thereon.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF GRANT THORNTON LLP AS THE INDEPENDENT AUDITORS.

                    PROPOSAL 3 - APPROVAL OF 2004 STOCK PLAN

      On July 21, 2004, the Board of Directors voted to approve a new stock plan, the Navarre Corporation 2004 Stock Plan (the "2004 Plan") to supplement and ultimately replace the 1992 Stock Option Plan (the "1992 Plan"). THE SHAREHOLDERS ARE BEING ASKED TO APPROVE THE 2004 PLAN AT THE ANNUAL MEETING.

      The purposes of the 2004 Plan are (a) to promote the long-term interests of the Company and its shareholders by strengthening the Company's ability to attract, motivate and retain key personnel and (b) to provide additional incentive for those persons through stock ownership and other incentives to improve operations, increase profits and strengthen the mutuality of interest between those persons and the Company. Management believes that the granting of stock options and other awards will serve as partial consideration for and give well-qualified employees, non-employee directors and others an additional inducement to remain in the service of the Company and provide them with an increased incentive to work for the Company's success. To enable the Company to grant stock-based awards in furtherance of the purposes and objectives of the 2004 Plan, THE BOARD RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE PROPOSED 2004 PLAN.

SUMMARY OF 2004 PLAN

      This summary is qualified in its entirety by the terms of the 2004 Plan, a copy of which is attached hereto as Exhibit D.

GENERAL

      The 2004 Plan, which has 1,000,000 authorized shares, provides for the granting (a) options to purchase common stock that qualify as "incentive stock options" within the meaning of Section 422 of the Code ("Incentive Stock Options"), (b) options to purchase common stock that do not qualify as incentive stock options ("Nonqualified Options"), (c) stock appreciation rights ("SARs"),
(d) restricted stock and stock units, and (e) performance shares, performance units and director options.

ADMINISTRATION AND ELIGIBILITY

      The 2004 Plan is administered by the Compensation Committee, which (other than with respect to automatic grants of options to non-employee directors) selects the participants to be granted options under the 2004 Plan, determines the amount of grants to participants, and prescribes discretionary terms and conditions of each grant not otherwise fixed under the 2004 Plan. All employees of the Company are eligible for participation under the 2004 Plan. As of the date hereof, no award have been granted under the 2004 Plan and future awards cannot be quantified or estimated.

STOCK OPTIONS

      Incentive Stock Options must be granted with an exercise price equal to at least the fair market value of the common stock on the date of grant. In the Committee's sole discretion, Nonqualified Options may be granted with an exercise price less than 100% of the fair market value of the common stock on the date of grant.

      For Incentive Stock Options granted after December 31, 1986, the aggregate fair market value (determined as of the time the Incentive Stock Option is granted) of shares of common stock with respect to which Incentive Stock Options become exercisable for the first time by a participant under the 2004 Plan during any calendar year may not exceed $100,000. Stock Options have a maximum term fixed by the Compensation Committee, not to exceed 10 years from the date of grant. Nonqualified Options have a maximum term fixed by the Compensation Committee, not to exceed 10 years from the date of grant. Stock options become exercisable during their terms in the manner determined by the Compensation Committee. Stock options may not be transferred other than by will or the laws of descent and distribution, and during the lifetime of a participant they may be exercised only by the participant.

DIRECTOR GRANTS

      Non-employee directors serving as directors on April 1 of each year starting in 2005 will be granted a Nonqualified Stock Option to purchase 6,000 shares of common stock at an exercise price equal to the fair market value of the stock on that date. Each Option shall vest in increments of 20% of the original Option grant beginning one year from the date of the grant and shall expire on the earlier of (i) six years from the grant date, or (ii) one year after the person ceases to serve as a director.

STOCK APPRECIATION RIGHTS

      Stock appreciation rights ("SARs") may be granted at any time, and may be granted in tandem with an Option or alone ("freestanding"). Any SAR that relates to an Incentive Stock Option must be granted at the same time that the Incentive Stock Option is granted. The grant price of a tandem SAR shall be equal to the exercise price of the related option, and the grant price of a freestanding SAR shall be equal to the fair market value of the common stock for the grant date. The term of a freestanding SAR shall be as established for that SAR by the Committee or, if not so established, shall be 10 years from the grant date, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related option upon the surrender of the right to exercise the equivalent portion of the related option, except that the tandem SAR may be exercised only with respect to the shares for which its related option is then exercisable. At the discretion of the Committee, the payment upon exercise of an SAR may be in cash, in shares of common stock of equivalent value, in some combination thereof or in any other manner approved by the Committee in its sole discretion.

RESTRICTED STOCK AND STOCK UNITS

      The Committee may grant Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award (as such term is defined by the 2004 Plan). Upon satisfying the relevant conditions, the shares of Restricted Stock covered by each Award shall become freely transferable by the participant, while Stock Units shall be paid in cash, shares of common stock or a combination of cash and shares of common stock as the Committee shall determine in its sole discretion. Any fractional shares subject to such Awards shall be paid to the participant in cash. Participants holding shares of Restricted Stock or Stock Units may, if the Committee so determines, be credited with dividends paid, if any, with respect to the underlying shares or dividend equivalents while they are so held in a manner and form determined by the Committee in its sole discretion.

      The Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Unit under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate; provided, however, that the Committee may not adjust performance goals for any Restricted Stock or Stock Unit intended to be exempt under Section 162(m) of the Code for the year in which the Restricted Stock or Stock Unit is settled in such a manner as would increase the amount of compensation otherwise payable to a participant.

PERFORMANCE SHARES AND PERFORMANCE UNITS

      Each Award of Performance Shares shall entitle the participant to a payment in the form of shares of common stock upon the attainment of performance goals and other terms and conditions specified by the Committee. The number of shares issued under an Award of Performance Shares may be adjusted on the basis of later considerations as the Committee shall determine, in its sole discretion. However, the Committee may not, in any event, increase the number of shares earned upon satisfaction of any performance goal by any Covered Employee (as such term is defined by the 2004 Plan). The Committee, in its discretion, may make a cash payment equal to the fair market value of the common stock otherwise required to be issued to a participant pursuant to an Award of Performance Shares.

      Performance Units shall entitle the participant to a payment in cash upon the attainment of performance goals and other terms and conditions specified by the Committee. Notwithstanding the satisfaction of any performance goals, the amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine, in its sole discretion. However, the Committee may not, in any event, increase the amount earned under Performance Unit Awards upon satisfaction of any performance goal by any Covered Employee, and the maximum amount earned by any Covered Employee in any calendar year (without regard to any amounts earned by the Covered Employee with respect to Awards that are subject to Performance Criteria, as such term is defined by the 2004 Plan) may not exceed $1,000,000. The Committee, in its discretion, may substitute actual shares of common stock for the cash payment otherwise required to be made to a participant pursuant to a Performance Unit.

QUALIFIED PERFORMANCE-BASED COMPENSATION / CODE SECTION 162(m)

      Awards of Restricted Stock, Stock Units, Performance Shares, Performance Units and other Awards made pursuant to the 2004 Plan may be made subject to the attainment of preestablished, objective performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code, including, for example: return on average common shareholders' equity; return on average equity; total shareholder return; stock price appreciation; efficiency ratio; net operating expense; earnings per diluted share of Common Stock; per share earnings before transaction-related expense; per share earnings after deducting transaction-related expense; return on average assets; ratio of nonperforming to performing assets; return on an investment in an affiliate; net interest income; net interest margin; ratio of common equity to total assets; and customer service metrics (the "Performance Criteria"). Performance Criteria may be stated in absolute terms or relative to comparison companies or indices to be achieved during a period of time. Performance Criteria does not include the mere continued employment of the individual to whom the Award is made. Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company. Performance Criteria shall be established by the Committee and shall be derived from the Company's audited financial statements, including footnotes, or the Management's Discussion and Analysis section of the Company's annual report.

      In general, the Committee may adjust downwards, but not upwards, the amount payable pursuant to an Award that is subject to Performance Criteria. The Committee may not waive the achievement of the applicable Performance Criteria with respect to an Award except, in its discretion, in the case of the death or disability of a Participant.

      The annual maximum amount of compensation that a Participant may receive with respect to Awards that are subject to Performance Criteria is $2,000,000. The Committee shall have the power to impose such other restrictions on Awards that are subject to Performance Criteria as it may deem necessary to ensure that such Awards qualify as performance-based compensation under Section 162(m)(4)(C) of the Code.

FEDERAL INCOME TAX CONSEQUENCES

      The following description is a summary, and not a comprehensive description, of certain federal income tax consequences relating to Awards that the Company may grant under the 2004 Plan. The description does not address all tax consequences that may apply to an Award or specific tax consequences that may apply to a participant who receives an Award because of the participant's individual circumstances. The description is based on current statutes, regulations, and interpretations, all of which are subject to change, and any change of which may have a significant effect on the following description. The description does not include state or local income tax consequences, which also may be significant.

Incentive Stock Options

      In general, neither a participant nor the Company will have any federal income tax consequences as a result of the grant to the participant of an Incentive Stock Option. The participant's exercise of an Incentive Stock Option also will not result in any federal income tax consequences to the participant or the Company, except that an amount equal to the excess of the fair market value of the shares acquired upon exercise of the Incentive Stock Option, as of the date of exercise, over the option exercise price will be includable in the participant's taxable income for alternative minimum tax purposes. Upon the grant of the Incentive Stock Option or, if later, its vesting, a participant may be subject to an additional excise tax if all or a portion of the value of the Incentive Stock Option is treated as "excess parachute payments" within the meaning of the Code.

      If a participant disposes of the shares of common stock acquired upon exercise of an Incentive Stock Option, the federal income tax consequences will depend upon how long the participant had held the shares of common stock. If the participant does not dispose of the shares of common stock within two years after the Incentive Stock Option was granted, or within one year after the participant exercised the Incentive Stock Option and the shares of common stock were transferred to the participant (the "Applicable Holding Periods"), then the participant will recognize a long-term capital gain or loss. If the Applicable Holding Periods are not satisfied, then any gain realized from the disposition of such stock will be taxable as ordinary compensation income in the year in which the disposition occurs to the extent that, in general, the fair market value of such stock on the date of exercise exceeds the option exercise price. The balance of any gain will be characterized as a capital gain.

      If the Applicable Holding Periods are satisfied, the Company will not receive a tax deduction. If the Applicable Holding Periods are not satisfied, the Company will receive a tax deduction to the extent, and at the time, that the participant realizes ordinary compensation income.

Nonqualified Options

      Neither a participant nor the Company will have any federal income tax consequences as a result of the grant to the participant of a Nonqualified Stock Option. In general, when the participant exercises a Nonqualified Stock Option, the participant will recognize ordinary compensation income to the extent that the fair market value of the stock on the date of exercise exceeds the option exercise price, and the Company will receive a tax deduction in an equal amount.

Stock Appreciation Rights

      Neither a participant nor the Company will have any federal income tax consequences as a result of the grant to the participant of a SAR. When the participant exercises the SAR, the participant will recognize ordinary compensation income equal to the amount of the cash or the fair market value of the common stock received by the participant, and the Company will receive a tax deduction in an equal amount.

Restricted Stock

      In general, neither a participant nor the Company will have any federal income tax consequences as a result of the grant to the participant of Restricted Stock. If, however, the participant elects within 30 days after the grant date to recognize income, then the participant will recognize as of the grant date ordinary compensation income equal to the fair market value of the Restricted Stock as of the grant date. If the participant does not elect to recognize income as of the grant date, then, when the restrictions on the Restricted Stock lapse and the Restricted Stock vests, the participant will recognize ordinary compensation income equal to the fair market value of the Restricted Stock at such time. If the Company makes a distribution with respect to the Restricted Stock before either the participant makes an election to recognize income or the Restricted Stock vests, the participant also will recognize ordinary compensation income equal to the amount of the distribution. The Company will receive a tax deduction to the extent, and at the time, that the participant realizes ordinary compensation income with respect to Restricted Stock.

Restricted Stock Units

      Neither a participant nor the Company will have any federal income tax consequences as a result of the grant to the participant of a Restricted Stock Unit. When the participant receives the Restricted Stock Unit, the participant will recognize ordinary compensation income equal to the amount of the cash or the fair market value of the common stock received by the participant, and the Company will receive a tax deduction in an equal amount.

Performance Shares and Performance Units

      Neither a participant nor the Company will have any federal income tax consequences as a result of the grant to the participant of a Performance Share or a Performance Unit. When the participant receives cash or common stock with respect to Performance Shares or Performance Units, the participant will recognize ordinary compensation income equal to the amount of cash or the fair market value of the common stock, and the Company will receive a tax deduction in an equal amount.

Other Awards

      When a participant receives cash or common stock with respect to other awards, the participant will recognize ordinary compensation income equal to the amount of cash or the fair market value of the common stock, and the Company will receive a tax deduction in an equal amount.

Section 162(m)

      In certain situations, Section 162(m) of the Code could apply to limit the Company's ability to deduct fully the amount of a deduction that otherwise arises with respect to Awards. In general, Section 162(m) of the Code disallows a tax deduction to public companies to the extent that compensation paid during a year to the chief executive officer or any of the four other most highly compensated officers for the year exceeds $1,000,000. "Qualified performance-based compensation," however, is not subject to the limitation. Several requirements apply for compensation to qualify as qualified performance-based compensation, including: (1) a compensation committee comprised solely of at least two outside directors must establish objective performance goals, which preclude discretion to increase the amounts payable under the awards; (2) the shareholders must approve (i) the description of the business criteria on which the performance goals are based, (ii) the employees who may participate, and (iii) the annual per-participant limit on the amount of the awards; (3) before payment, the compensation committee must certify that the participant met the required performance goal or goals and all other material terms; and (4) as to options and SARs, the exercise price or the base amount may not be less than fair market value of the common stock on the date of grant. Under the 2004 Stock Plan, the Company may, but is not required to, grant Awards based on, and subject to, their qualifying as qualified performance-based compensation.

VOTE REQUIRED

      The affirmative vote of the holders of the greater of (i) a majority of the outstanding shares of common stock of the Company present and entitled to vote or (ii) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for transaction of business at the meeting, is required for approval of the 2004 Plan. A shareholder who abstains is considered to be present and entitled to vote at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote shall not be considered present and entitled to vote.

REGISTRATION WITH SEC

      The Company intends to file a Registration Statement on Form S-8 covering the issuance of the shares under the 2004 Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, as soon as is practicable after approval of the 2004 Plan by the Company's shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR ADOPTION OF THE 2004 PLAN.

                                     GENERAL

INDEPENDENT AUDITORS

The Board of Directors selected the firm of Ernst & Young LLP, independent public accountants, as auditors to the Company for the year ended March 31, 2004. Ernst & Young LLP has audited the Company's consolidated financial statements since 1991. On July 19, 2004, the accounting firm Grant Thornton LLP was selected to be the Company's certifying accountant for its consolidated financial statements for the fiscal year ending March 31, 2005, but the accounting and auditing done for the fiscal year ending March 31, 2004 was performed by Ernst & Young LLP.

AUDIT AND NON-AUDIT FEES

The SEC has adopted rules that will require the disclosure of fees paid to the independent auditor and the disclosure of pre-approval policies and procedures for all audit and non-audit services. The following table summarizes the fees we paid for audit and non-audit services rendered by Ernst & Young LLP during fiscal years 2004 and 2003.

     SERVICE TYPE        FISCAL 2004  FISCAL 2003
----------------------   -----------  -----------
Audit Fees (1)            $ 128,450    $ 130,050
Audit-related fees (2)       39,556        1,575
Tax Fees (3)                     --           --
All other fees (4)               --           --
                          ---------    ---------
Total Fees Billed         $ 168,006    $ 131,625

      (1) Consists of fees for professional services rendered in connection with the audit of our financial statements for the fiscal years ended March 31, 2004 and 2003; the reviews of the financials included in each of our quarterly reports on Form 10-Q during those fiscal years and consultations on accounting matters.

      (2) Consists of fees for assurance and related services performed by Ernst & Young LLP that are reasonably related to the performance of the audit or review of the Company's financial statements. This includes consultations concerning financial accounting and reporting issues.

      (3) Consists of fees, paid for tax advisory services in connection with the preparation of original and amended tax returns, claims for refunds, tax payment and planning, tax audits and appeals, mergers and acquisitions, employee benefit plans and requests for rulings and advice from taxing authorities.

      (4) All other fees are fees for other permissible work performed by Ernst & Young LLP that do not meet the above category descriptions.

As provided in the Audit Committee's Charter, a copy of which is included in this Proxy, all engagements for any non-audit services by the Company's independent auditors must be approved by the Audit Committee before the commencement of any such services. The Audit Committee may designate a member or members of the Audit Committee to represent the entire Committee for purposes of approving non-audit services, subject to review by the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee considers the provision of services by Ernst & Young LLP to the Company, over and above the external audit fees, to be compatible with Ernst & Young LLP's ability to maintain its independence.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10 percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. These insiders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file, including Forms 3, 4 and 5. Based upon its review of Forms 3, 4 and 5 filed by the Company's insiders, the Company believes all such forms with respect to transactions occurring in fiscal 2004 were filed on a timely basis except for the following inadvertant late filings: a report on Form 4 of an open market sale by Mr. Cheney of common stock on November 13, 2003 was filed on December
1, 2003; Mr. Deacon filed an amendment to his original form 3 on May 14, 2004 to include 25,000 options; Mr. Goetz, on June 7, 2004, filed an amendment to his original form 3 to identify shares held as direct as opposed to indirect.

SHAREHOLDER PROPOSALS

Any shareholder desiring to submit a proposal for action at the 2005 Annual Meeting of Shareholders and presentation in the Company's proxy statement with respect to such meeting should arrange for such proposal to be delivered to the Company's offices, 7400 49th Avenue North, New Hope, Minnesota 55428 addressed to Secretary, no later than March 30, 2005 in order to be considered for inclusion in the Company's proxy statement relating to the meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer.

In addition, SEC Rule 14a-4 governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal that is not addressed in the Company's proxy statement. The Rule provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement. With respect to the Company's 2005 Annual Meeting, if the Company is not provided notice of a shareholder proposal prior to June 15, 2005, the Company will be allowed to use its voting authority as described above.

OTHER BUSINESS

All items of business intended by the management to be brought before the meeting are set forth in the Proxy Statement, and the management knows of no other business to be presented. If other matters of business not presently known to the Board of Directors shall be properly raised at the Annual Meeting, it is the intention of the persons named in the proxy to vote on such matters in accordance with their best judgment.

The Company's Annual Report on Form 10-K for fiscal 2004 is enclosed herewith. Shareholders may also view this Proxy Statement and Form 10-K on Navarre's website www.navarre.com, the Securities and Exchange Commission's website www.sec.gov, or may receive a copy by writing to: Navarre Corporation, 7400 49th Avenue North, New Hope, Minnesota 55428, Attention: Ryan F. Urness, or by calling the Company at (763) 535-8333.

                                             By Order of the Board of Directors,

                                             Ryan F. Urness
                                             Secretary and General Counsel

Dated: July 27, 2004

                                    EXHIBIT A

                               NAVARRE CORPORATION

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                           CHARTER DATED JULY 21, 2004

I.    PURPOSE

      The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") of Navarre Corporation (the "Corporation") in fulfilling its general oversight responsibilities by reviewing: the quality and integrity of the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of disclosure controls and procedures, internal controls over financial reporting and the ethical standards that management and the Board have established; the Corporation's auditing, accounting and financial reporting processes generally; the independence, qualifications, and performance of the Corporation's independent auditor; the Corporation's compliance with the Corporation's Code of Business Conduct and Ethics; and the Corporation's overall compliance with legal and regulatory requirements.

      Management is responsible for the preparation, presentation and integrity of the Corporation's financial statements, accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Corporation's independent auditors are responsible for performing an independent audit of the financial statements of the Corporation in accordance with generally accepted auditing standards.

      The Committee serves a Board-level oversight role in which it provides advice, counsel and direction to management and the independent auditors on the basis of the information it receives, discussions with the independent auditors, and the experience of the Committee's members in business, financial and accounting matters.

      The Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section IV of this Charter. The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as to officers and employees of the Corporation.

II.   COMPOSITION

      The Committee shall be comprised of three or more directors, each of whom shall be independent, non-officer directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. Committee members shall otherwise meet the applicable audit committee membership requirements, including with respect to financial literacy, of the Securities Exchange Act of 1934, the Securities and Exchange Commission and The NASDAQ Stock Market (as such requirements may be modified or supplemented from time to time). At least one member of the Committee shall qualify as a "financial expert" in accordance with the requirements of the Securities Exchange Act of 1934, the Securities and Exchange Commission and The NASDAQ Stock Market (as such requirements may be modified or supplemented from time to time). The existence of such a member, including his or her name and whether or not he or she is independent, will be disclosed in periodic filings as required by the Securities and Exchange Commission.

      The members of the Committee shall be elected by the Board and serve until their successors shall be duly elected and qualified or until their earlier death or resignation from the Committee. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.  MEETINGS

      The Committee shall meet quarterly and more frequently as circumstances dictate. As part of its job to foster open communication, and as the Committee deems appropriate, the Committee may meet privately in separate sessions with executive management, the principal accounting officer, and/or the independent auditors and as a committee to discuss any matters that the Committee or each of these individuals or groups believes should be discussed.

IV.   RESPONSIBILITIES AND DUTIES

      To fulfill its responsibilities and duties, the Audit Committee shall:

Documents/Reports Review

1. Review and reassess the adequacy of this Charter at least annually, and more frequently as conditions dictate, and propose any amendments to the Charter as it deems necessary or appropriate. Submit the Charter to the Board for approval and cause the Charter to be approved and disclosed in periodic filings as frequently as may be required by the regulations of the Securities and Exchange Commission and the rules of The NASDAQ Stock Market (as such regulations may be modified or supplemented from time to time).

2. Review the Corporation's annual audited financial statements before they are filed with the Securities and Exchange Commission or released. Review should include discussion with management and the independent auditors of significant issues regarding critical accounting estimates, accounting principles, practices and judgments and a review with the independent auditors of any auditor report to the Committee required under the rules of the Securities and Exchange Commission or The NASDAQ Stock Market (as may be modified or supplemented from time to time). Review should also include review of the independence of the independent auditors (see Item 7 below) and the discussion with the independent auditors of the conduct of their audit (see Item 10 below). Based on such review, determine whether to recommend to the Board that the annual audited financial statements be included in the Corporation's Annual Report on Form 10-K filed under the rules of the Securities and Exchange Commission.

3. Review with management and the independent auditors the Corporation's quarterly financial reports before they are filed with the Securities and Exchange Commission or released.

4. Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

5. Prepare a report to shareholders to be included in the Corporation's annual proxy statement as required by the rules of the Securities and Exchange Commission and The NASDAQ Stock Market (as such rules may be modified or supplemented from time to time).

6. Review the regular internal reports to management, or summaries thereof, prepared by the internal auditing department, as well as management's responses. Review other relevant reports or financial information submitted by the Corporation to any governmental body or the public, including management certifications as required by the Sarbanes-Oxley Act of 2002, and relevant reports rendered by the independent auditors, or summaries thereof.

Independent Auditors

7. The Corporation's independent auditors are directly accountable to the Committee and the Board. The Committee shall select and retain the Corporation's independent auditors and pre-approve the fees and other compensation to be paid to the independent auditors for their audit service. The Corporation shall, at all times, make adequate provision for the payment of all fees and other compensation approved by the Committee to the Corporation's independent auditors. On an annual basis, or more frequently as conditions dictate, the Committee shall review and discuss with the independent auditors all significant relationships the auditors have with the Corporation to determine the auditors' independence. Such review should include receipt and review of a report from the independent auditors regarding their independence consistent with Independence Standards Board Standard 1 (as may be amended or supplemented from time to time). All engagements for any permissible non-audit services by the independent auditors must be pre-approved by the Committee before the commencement of any such services, and after the Committee has considered whether the performance of such services is compatible with the auditors' independence. The Corporation's independent auditors may not be engaged to perform prohibited activities under the Sarbanes-Oxley Act of 2002 or the rules of the Public Company Accounting Oversight Board or the Securities and Exchange Commission. Approval of non-audit services will be disclosed to investors in periodic reports as required by the Securities Exchange Act of 1934.

8. Oversee the work performed by the independent auditors; review their performance; actively engage in dialogue with the independent auditors with respect to any disclosed relationship or service that may affect the independence and objectivity of the auditor and take, or recommend that the full board take, appropriate action to oversee the independence of the independent auditors; and/or approve any proposed discharge of the independent auditors when circumstances warrant.

9. Consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

10. Before filing or releasing annual financial statements, discuss the conduct and results of the audit with the independent auditors, including a discussion of the matters required to be communicated to audit committees in accordance with Statement on Auditing Standards (SAS) No. 61, as amended by SAS No. 84 and SAS No. 90 (and as may be further modified or supplemented from time to time).

11. Obtain from the independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934.

12. Consider the independent auditors' judgments about the quality and appropriateness of the Corporation's accounting principles and critical accounting estimates as applied in its financial reporting; all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications for the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and other material written communications between the independent auditors and management.

Financial Reporting Processes and Controls

13. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors and the principal accounting officer together with management's responses. Review any significant changes to the Corporation's auditing and accounting policies.

14. Consider and approve, if appropriate, significant changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditors, executive management, or the principal accounting officer. Consider the independent auditors' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

15. Receive and review any disclosure from the Corporation's CEO or CFO, made in connection with the certification of the Corporation's quarterly and annual reports filed with the Securities and Exchange Commission, of all significant deficiencies and material weaknesses in the design and operation of internal controls over financial reporting which are reasonably likely to adversely affect the Corporation's ability to record, process, summarize and report financial data; and any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation's internal controls.

Process Improvement

16. Establish regular and separate systems of reporting to the Committee by member of the Company's executive management, the independent auditors and the principal accounting officer regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

17. Following completion of the annual audit, review separately with executive management, the independent auditors and/or the principal accounting officer, as the Committee deems necessary or appropriate, any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

18. Resolve any disagreements between management and the independent auditors regarding financial reporting.

19. Review with the independent auditors, the principal accounting officer and/or executive management, as the Committee deems necessary or appropriate, the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

Other and Legal Compliance

20. Approve the appointment and compensation of, and oversee the work of, any accounting firm employed by the Corporation.

21. On at least an annual basis, review with management of the Corporation and with the Corporation's law firm(s) any legal matters that could have a significant impact on the Corporation's financial statements, the Corporation's compliance with applicable laws and regulations and any inquiries received from regulators or governmental agencies.

22. Oversee procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission to the Committee by employees of the Corporation of concerns regarding questionable accounting or auditing matters, as provided for in the "Navarre Corporation Policy on Reporting and Investigating Complaints Regarding Accounting, Internal Accounting

      Controls or Auditing Matters and Concerns Regarding Questionable Accounting or Auditing Matters."

23. Oversee all related-party transactions entered into by the Corporation, as may be required by the rules of the Securities and Exchange Commission or The NASDAQ Stock Market (as such rules may be modified or supplemented from time to time).

24. Retain, at the Corporation's expense, special legal, accounting or other consultants or experts the Committee deems necessary to carry out its duties. The Corporation shall, at all times, make adequate provision for the payment of all fees and other compensation approved by the Committee to any consultants or experts employed by the Committee.

25. Review and update periodically the Corporation's Code of Business Conduct and Ethics (the "Code") and determine whether management has established a system to enforce this Code. Determine whether the Code is in compliance with all applicable rules and regulations. Review and reassess the adequacy of the Code at least annually, and more frequently as conditions dictate, and propose any amendments to the Code as the Committee deems necessary or appropriate.

26. Review management's monitoring of the Corporation's compliance with its Code, and determine whether management has the proper review system in place such that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

27. As assigned to it by the Board, investigate any potential conflict of interest between a director, executive officer or employee of the Corporation and the Corporation.

28. Consider and, if appropriate and permitted, grant any requested waivers of the Code and, in the case of waivers of the Code that may be granted only by the Board, make recommendations to the Board regarding such waivers.

29. Perform any other activities consistent with this Charter, the Corporation's bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

30. Maintain minutes of Committee meetings and periodically report to the Board on significant results of the foregoing activities.

Although the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, which is the responsibility of management and the independent auditors. It is also the responsibility of management to assure compliance with laws and regulations and the Corporation's corporate policies with oversight by the Committee in the areas covered by this Charter.

     Adopted by the Navarre Corporation Board of Directors on July 21, 2004.

                                    EXHIBIT B

                               NAVARRE CORPORATION

                COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

                           CHARTER DATED JULY 21, 2004

      I.    PURPOSE

            The primary function of the Compensation Committee (the "Committee") is to assist the Board of Directors (the "Board") of Navarre Corporation (the "Corporation") in fulfilling its responsibility to shareholders by ensuring that officers, directors and employees are compensated in accordance with the Company's compensation philosophy, objectives, and policies. The Committee shall be fully responsible for two central tasks: 1) setting executive compensation policy; and 2) producing an annual report on executive compensation for inclusion in the Corporation's proxy statement. It shall also oversee compensation and benefits policies, strategies, and pay levels necessary to support Company objectives. The Committee may be assisted on projects by members of the Company's staff and will consult with the Chief Executive Officer of the Company (the "CEO") and other members of executive management, as necessary.

      II.   COMPOSITION

            The Committee shall be composed of at least three members of the Board, one of whom shall serve as chairperson. Except as otherwise permitted by the applicable NASDAQ Marketplace Rules, each member of the Committee shall be an "independent director" as that term is defined by the applicable Securities and Exchange Commission and NASDAQ Marketplace Rules (as such rules may be modified or supplemented from time to time). The Committee's chairperson shall be designated by the Board or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the full Committee.

      III.  MEETINGS

            The Committee shall meet as frequently as necessary but not less than three (3) times a year. Minutes of all Committee meetings shall be properly recorded. An agenda for each meeting shall be prepared and whenever reasonably practicable, the meeting agenda as well as the minutes of the previous Committee meeting shall be distributed to the Committee members prior to each meeting.

      IV.   RESPONSIBILITIES AND DUTIES

            The Committee shall:

                  1. On an annual basis without the participation of the Chief Executive Officer, (i) review and approve the corporate goals and objectives with respect to compensation for the Chief Executive Officer, (ii) evaluate the Chief Executive Officer's performance in light of the established goals and objectives, and (iii) set the Chief Executive Officer's annual compensation, including salary, bonus, incentive and equity compensation.

                  2. On an annual basis, oversee (i) the evaluation process and compensation structure for the Corporation's other senior executives that report directly to the Chief Executive Officer, and (ii) the Chief Executive Officer's evaluation of the performance and his recommendations concerning the annual compensation, including salary, bonus, incentive and equity compensation, of other company officers.

                  3. On an annual basis, and more frequently as matters are brought to the attention of the Committee, review and oversee the Corporation's policies relating to the compensation of its employees generally.

                  4. As appropriate, approve the grants of stock options and other equity incentives to employees (under the Corporation's option plans or otherwise), make recommendations to the Board with respect to incentive-compensation plans and equity-based plans.

                  5. Assist the Board in evaluating potential candidates for executive positions, including the Chief Executive Officer, and oversee the development of executive succession plans.

                  6. Produce an annual report on executive compensation for inclusion in the Corporation's proxy statement.

                  7.    Evaluate the Committee's performance annually.

                  8. Maintain minutes of Committee meetings and periodically report to the Board on significant results of the foregoing activities.

      V.    POLICIES AND PROCEDURES

                  1. Action. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. The Committee may also meet by telephone or video conference. Without a meeting, the Committee may act by unanimous written consent of all members. The Chairperson will preside, when present, at all meetings of the Committee.

                  2. Investigations. The Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Corporation to meet with the Committee or any advisors engaged by the Committee.

                  3. Independent Advisors. The Committee shall have the authority to engage such independent legal and other advisors and consultants as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors and consultants may be the regular advisors and consultants to the Corporation. The Committee is empowered, without further action by the Board, to cause the Corporation to pay the compensation of such advisors and consultants as established by the Committee.

                  4. Charter. The Committee shall review and reassess the adequacy of this Charter at least annually, and more frequently as conditions dictate, and propose any amendments to the Charter as it deems necessary or appropriate.

Adopted by the Navarre Corporation Board of Directors on July 21, 2004.

                                    EXHIBIT C

                               NAVARRE CORPORATION

          GOVERNANCE AND NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS

                           CHARTER DATED JULY 21, 2004

VI.         PURPOSE

      The primary functions of the Governance and Nominating Committee (the "Committee") of the Board of Directors (the "Board") of Navarre Corporation (the "Corporation") are: (a) to identify individuals qualified and suitable to become Board members and recommend to the Board the director nominees for each annual meeting of shareholders; and (b) to oversee the Corporation's corporate governance system.

VII.        COMPOSITION

      The Committee shall be composed of at least three members of the Board, one of whom shall serve as chairperson. Except as otherwise permitted by the applicable NASDAQ Stock Market rules, each member of the Committee shall be an "independent director" as that term is defined by the applicable Securities and Exchange Commission and NASDAQ Stock Market rules (as such rules may be modified or supplemented from time to time). The Committee's chairperson shall be designated by the Board or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the full Committee. The Committee members shall serve at the pleasure of the Board for such term or terms as the Board may determine.

VIII.       MEETINGS

      The Committee shall meet as frequently as the discharge of its responsibilities shall require. Minutes of all Committee meetings shall be properly recorded. An agenda for each meeting shall be prepared and whenever reasonably practicable, the meeting agenda as well as the minutes of the previous Committee meeting shall be distributed to the Committee members prior to each meeting.

IX.         RESPONSIBILITIES AND DUTIES

      The Committee shall:

      Nominating

            1. The Committee shall recommend to the Board appropriate criteria for the selection of new directors and shall periodically review the criteria adopted by the Board and, if deemed desirable, recommend to the Board changes to such criteria.

            2. The Committee shall identify and recommend to the Board candidates the Committee believes are qualified and suitable to become members of the Board consistent with criteria for selection of new directors adopted from time to time by the Board; and recommend to the Board the nominees to stand for election as directors at each annual meeting of shareholders or, if applicable, at any special meeting of shareholders. In the case of a vacancy in the office of a director (including a vacancy created by an increase in the size of the Board), the Committee shall recommend to the Board an individual to fill such vacancy through appointment by a majority of the Corporation's directors. The

                  Committee will also review the qualifications of, and make recommendations regarding, director nominations submitted to the Corporation by shareholders in accordance with the Corporation's by-laws or otherwise.

            3. The Committee shall identify Board members qualified to fill vacancies on any committee of the Board (including the Committee), and recommend that the Board appoint the identified member or members to the respective committee. In recommending a member for committee membership, the Committee shall take into consideration the factors set forth in the charter of the committee, if any, as well as any other factors it deems appropriate, including without limitation, the Corporation's corporate governance principles, the consistency of the member's experience with the goals of the committee and the interplay of the member's experience with the experience of the other committee members.

            4. The Committee shall make recommendations to the Board from time to time as to changes in the size of the Board that the Committee believes to be desirable.

      Corporate Governance

            5. The Committee shall oversee the system of corporate governance of the Corporation, including: (i) reviewing and reassessing the adequacy of the system at least annually; and (ii) recommending to the Board for approval any such changes to the system as the Committee believes are appropriate.

            6. The Committee shall establish procedures for the Committee to exercise oversight of the evaluation of the Board and management.

            7. The Committee shall report periodically to the Board on all matters for which the Committee has been delegated responsibility.

            8. The Committee shall undertake and review with the Board an annual performance evaluation of the Committee, which shall compare the performance of the Committee with the requirements of this Charter and set forth the goals and objectives of the Committee for the upcoming year. The Committee shall conduct such performance evaluation in such manner as the Committee deems appropriate, and may report the results of its performance evaluation through an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

            9. Perform any other activities consistent with this Charter, the Corporation's bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

X.          POLICIES AND PROCEDURES

            1. Action. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. The Committee may also meet by telephone or video conference. Without a meeting, the Committee may act by unanimous written consent of all members. The Chairperson will preside, when present, at all meetings of the Committee.

            2. Investigations. The Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Corporation to meet with the Committee or any advisors engaged by the Committee.

            3. Independent Advisors. The Committee shall have the authority to engage such independent legal and other advisors and consultants as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors and consultants may be the regular advisors and consultants to the Corporation. The Committee is empowered, without further action by the Board, to cause the Corporation to pay the compensation of such advisors and consultants as established by the Committee.

            4. Charter. The Committee shall review and reassess the adequacy of this Charter at least annually, and more frequently as conditions dictate, and propose any amendments to the Charter as it deems necessary or appropriate.

Adopted by the Navarre Corporation Board of Directors on July 21, 2004.

                                    EXHIBIT D

                               NAVARRE CORPORATION

                                 2004 STOCK PLAN

                         SECTION 1. PURPOSES OF THE PLAN

      The purposes of the Navarre Corporation 2004 Stock Plan (the "Plan") are
(a) to promote the long-term interests of Navarre Corporation (the "Company") and its shareholders by strengthening the Company's ability to attract, motivate and retain key personnel and (b) to provide additional incentive for those persons through stock ownership and other incentives to improve operations, increase profits and strengthen the mutuality of interest between those persons and the Company's shareholders.

                             SECTION 2. DEFINITIONS

      As used in the Plan:

      "AWARD" means any Option, Stock Appreciation Right, Restricted Stock, Stock Unit, Performance Share, Performance Unit, dividend equivalent, cash-based award or other incentive payable in cash or in Shares as may be designated by the Committee from time to time under the Plan.

      "BOARD" means the Board of Directors of the Company.

      "CHANGE OF CONTROL TRANSACTION" means a transaction involving any of the following:

      (a) the approval by the shareholders of the Company of (i) any sale, lease, exchange or other transfer of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a corporation that is not controlled by the Company, (ii) any plan or proposal for the liquidation or dissolution of the Company, or
      (iii) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Company stock would be converted into cash, securities or other property, other than a merger of the Company in which shareholders immediately prior to the merger have the same proportionate ownership of stock of the surviving corporation immediately after the merger;

      (b) a change in control of the Company of a nature that would be required to be reported (assuming such event has not been "previously reported") in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Company is then subject to such reporting requirement;

      (c) the public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or any Person that such Person has become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities,

      (d) individuals who constitute the board of directors of the Company prior to the transaction cease for any reason to constitute at least a majority thereof.

      "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

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      "COMMITTEE" means the Company's Compensation Committee or any other committee or persons designated by the Board to administer this Plan under
Section 3 hereof. The Committee shall consist of not less than three members of the Board and, except as otherwise determined by the Board, such persons shall be "non-employee directors" under Exchange Act Rule 16b-3 and "outside directors" under Section 162(m) of the Code.

      "COMMON STOCK" means the common stock, no par value, of the Company or the number and kind of shares of stock or other securities into which such Common Stock may be changed into in accordance with Section 15 of the Plan.

      "COMPANY" means Navarre Corporation, a Minnesota corporation.

      "COVERED EMPLOYEE" means a "covered employee" as that term is defined in
Section 162(m)(3) of the Code.

      "EFFECTIVE DATE" has the meaning set forth in Section 19.

      "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time.

      "EXTRAORDINARY ITEMS" means (a) extraordinary, unusual and/or nonrecurring items of gain or loss, (b) gains or losses on the disposition of a business, (c) changes in tax or accounting regulations or laws, or (d) the effects of a merger or acquisition, all of which must be identified in the audited financial statements, including footnotes, or the Management's Discussion and Analysis section of the Company's annual report.

      "FAIR MARKET VALUE" means the closing price for the Common Stock on the NASDAQ National Market System during a regular session trading for a single trading day as reported for such day in The Wall Street Journal or such other source the Committee deems reliable. The applicable trading day for determining Fair Market Value (a) in connection with the grant of Awards shall be the trading day immediately preceding the Grant Date and (b) otherwise shall be as determined by the Committee in its sole discretion. If no reported price for the Common Stock exists on the NASDAQ National Market System for the applicable trading day, then such price shall be determined by the Committee as follows:

      (a) If the Common Stock is listed for trading on one of more national securities exchanges, or is traded on the NASDAQ Stock Market (including the NASDAQ Small Cap Market), then the price shall be the last reported sales price on such national securities exchange or the NASDAQ Stock Market, or if such Common Stock shall not have been traded on such principal exchange on such date, the last reported sales price on such principal exchange on the first day prior thereto on which such Common Stock was so traded; or

      (b) If the Common Stock is not listed for trading on a national securities exchange or the NASDAQ Stock Market, but is traded in the over-the-counter market, including the NASDAQ OTC Bulletin Board, then the price shall be the closing bid price for such Common Stock, or if there is no closing bid price for such Common Stock on such date, the closing bid price on the first day prior thereto on which such price existed; or

      (c) If neither (a) nor (b) is applicable, by any means fair and reasonable by the Committee, which determination shall be final and binding on all parties.

      "GRANT DATE" means the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

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      "NONEMPLOYEE DIRECTOR" has the meaning set forth in Rule 16b-3 promulgated under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

      "OPTION" means a right to purchase Common Stock granted under Section 7.

      "PARTICIPANT" means any eligible person set forth in Section 5 to whom an Award is granted.

      "PLAN" means the Navarre Corporation 2004 Stock Plan.

      "RELATED COMPANY" means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

      "RELATED PARTY TRANSACTION" means (a) a merger or consolidation of the Company in which the holders of the outstanding voting securities of the Company immediately prior to the merger or consolidation hold at least a majority of the outstanding voting securities of the Successor Company immediately after the merger or consolidation; (b) a sale, lease, exchange or other transfer of all or substantially all of the Company's assets to a majority-owned subsidiary company; (c) a transaction undertaken for the principal purpose of restructuring the capital of the Company, including but not limited to, reincorporating the Company in a different jurisdiction or creating a holding company, so long as, immediately after the transaction, at least a majority of the outstanding securities of the Successor Company are held by holders of the outstanding voting securities of the Company immediately prior to the transaction; or (d) a corporate dissolution or liquidation.

      "RESTRICTED STOCK" means an Award of Shares granted under Section 9, the rights of ownership of which may be subject to restrictions prescribed by the Committee.

      "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

      "SHARES" means shares of Common Stock, as defined above.

      "STOCK UNIT" means an Award granted under Section 9 denominated in units of Common Stock.

      "SUCCESSOR COMPANY" means the surviving company, the successor company or its parent, as applicable, in connection with a Change of Control Transaction.

                            SECTION 3. ADMINISTRATION

3.1. AUTHORITY OF COMMITTEE. The Committee shall administer this Plan. The Committee shall have exclusive power to make Awards and to determine when and to whom Awards shall be granted, and the form, amount and other terms and conditions of each Award, subject to the provisions of this Plan. The Committee may determine whether, to what extent and under what circumstances Awards may be settled, paid or exercised in cash, Shares or other Awards or other property, or cancelled, forfeited or suspended. The Committee shall have the authority to interpret this Plan and any Award or Agreement made under this Plan, to establish, amend, waive and rescind any rules and regulations relating to the administration of this Plan, to determine the terms and provisions of any Agreements entered into hereunder (not inconsistent with this Plan), and to make all other determinations necessary or advisable for the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent it shall deem desirable. The determinations of the Committee in the administration of this Plan, as described herein, shall be final, binding and conclusive.

3.2. DELEGATION OF AUTHORITY. The Committee may delegate all or any part of its authority under this Plan to (i) one or more subcommittees which may consist solely of "non-employee directors" under

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Exchange Act Rule 16b-3 and "outside directors" under Section 162(m) of the Code and (ii) persons who are not non-employee directors for purposes of determining and administering Awards solely to Employees who are not then subject to the reporting requirements of Section 16 of the Exchange Act.

3.3. RULE 16b-3. It is the intent that this Plan and all Awards granted pursuant to it shall be administered by the Committee (or a subcommittee thereof) so as to permit this Plan and Awards to comply with Exchange Act Rule 16b-3. If any provision of this Plan or any Award would otherwise frustrate or conflict with the intent expressed in this Section 3.3, that provision to the extent possible shall be interpreted and deemed amended in the manner determined by the Committee so as to avoid such conflict.

3.4. INDEMNIFICATION. To the full extent permitted by law, each member and former member of the Committee and each person to whom the Committee delegates or has delegated authority under this Plan shall be entitled to indemnification by the Company against and from any loss, liability, judgment, damages, cost and reasonable expense incurred by such member, former member or other person by reason of any action taken, failure to act or determination made in good faith under or with respect to this Plan.

3.5. DIVIDENDS OR DIVIDEND EQUIVALENTS. If the Committee so determines, any Award granted under the Plan may be credited with dividends or dividend equivalents paid with respect to the underlying shares. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate and may determine the form of payment, including cash, Shares, Restricted Stock or otherwise.

                      SECTION 4. STOCK SUBJECT TO THE PLAN

4.1. AUTHORIZED NUMBER OF SHARES. Subject to adjustment from time to time as provided in Section 15, the maximum number of Shares available for issuance pursuant to all Awards under the Plan shall be 1,000,000.

4.2.  SHARE USAGE.

      (a) Shares covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of Shares thereunder or if Shares are issued under the Plan to a Participant and are thereafter reacquired by the Company, the Shares subject to such Awards and the reacquired Shares shall again be available for issuance under the Plan. Any Shares tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award shall be available for Awards under the Plan. The number of Shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as additional Restricted Stock, Stock Units, Performance Shares or Performance Units. All Shares issued under the Plan may be either authorized and unissued Shares or issued shares reacquired by the Company.

      (b) The Committee shall have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

      (c) Notwithstanding the foregoing, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate share number stated in Section 4.1, subject to adjustment as provided in Section 15.1.

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                             SECTION 5. ELIGIBILITY

      An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Committee from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor who renders bona fide services to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company's securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company's securities. Notwithstanding the foregoing, only individuals who are employees of the Company or one of its parent or subsidiary corporations (as such terms are defined for purposes of Section 422 of the Code) may be granted Incentive Stock Options.

                                SECTION 6. AWARDS

6.1. FORM AND GRANT OF AWARDS. The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone, in addition to or in tandem with any other type of Award.

6.2. EVIDENCE OF AWARDS. Awards granted under the Plan shall be evidenced by a written instrument that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and are not inconsistent with the Plan.

6.3. DEFERRALS. The Committee may permit or require a Participant to defer receipt of the payment of any Award to the extent permitted by law. If any such deferral election is permitted or required, the Committee, in its sole discretion, shall establish rules and procedures for such payment deferrals, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits to deferred stock unit equivalents.

                               SECTION 7. OPTIONS

7.1. GRANT OF OPTIONS. The Committee may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.

7.2. OPTION EXERCISE PRICE. The exercise price for Shares purchased under an Option shall be as determined by the Committee, but shall not be less than the Fair Market Value of the Common Stock on the Grant Date, except the Committee, in its sole discretion, may grant Nonqualified Stock Options at an exercise price that is other than the Fair Market Value of the Common Stock on the Grant Date as substitute awards in connection with a transaction involving a Change in Control Transaction or a Related Party Transaction. In no event shall the Committee cancel any outstanding Option for the purpose of reissuing the Option to the Participant at a lower exercise price or reduce the exercise price of an outstanding Option.

7.3. TERM OF OPTIONS. Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option shall be as established for that Option by the Committee, which shall not be more than ten years from the Grant Date, or, if not so established, shall be ten years from the Grant Date.

7.4. EXERCISE OF OPTIONS. The Committee shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Committee at any time. To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to the Company of a written stock option exercise agreement or notice, in a form and in accordance with procedures established by the Committee, setting forth the number of Shares with respect to which the Option is being exercised, the restrictions imposed on the Shares purchased

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under such exercise agreement, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in Section 7.5. An Option may be exercised only for whole Shares and may not be exercised for less than a reasonable number of Shares at any one time, as determined by the Committee.

7.5. PAYMENT OF EXERCISE PRICE. The exercise price for Shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of Shares purchased. Such consideration must be paid before the Company will issue the Shares being purchased and must be in a form or a combination of forms acceptable to the Committee for that purchase, which forms may include:

      (a)   cash;

      (b)   check or wire transfer,

      (c) tendering Shares already owned by the Participant, provided that the Shares have been held for the minimum period required by applicable accounting rules to avoid a charge to the Company's earnings for financial reporting purposes or were not acquired from the Company as compensation;

      (d) to the extent permitted by applicable law, delivery of a properly executed exercise notice, together with irrevocable instructions to a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or

      (e) such other consideration as the Committee may permit in its sole discretion.

7.6. ATTESTATION. Whenever in this Plan or any agreement evidencing an Award a Participant is permitted to pay the Exercise Price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares rather than physical delivery, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number Shares from the Shares issued upon the exercise of the Option.

7.7. POST-TERMINATION EXERCISES. The Committee shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, any of which provisions may be waived or modified by the Committee at any time.

      Other than with respect to Incentive Stock Options, a Participant's change in status from an employee to a consultant, agent, advisor or independent contractor, or a change in status from a consultant, agent, advisor or independent contractor to an employee, shall not be considered a termination of service for purposes of this Section 7. With respect to Incentive Stock Options, a Participant's change in status from being an employee to not being an employee shall be considered a termination of employment or service for purposes of this
Section 7.

7.8. INCENTIVE STOCK OPTIONS. The terms of any Incentive Stock Options shall comply in all respects with the provisions of Section 422 of the Code. Individuals who are not employees of the Company or one of its parent or subsidiary corporations (as such terms are defined for purposes of Section 422 of the Code) may not be granted Incentive Stock Options. An individual who owns more than ten percent of the

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total combined voting power of all classes of stock of the Company (or one of its parent or subsidiary corporations) within the meaning of Section 422 of the Code may not be granted Incentive Stock Options. To the extent that the aggregate Fair Market Value of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year exceeds $100,000 or, if different, the maximum limitation in effect at the time of grant under the Code (the Fair Market Value being determined as of the Grant Date for the Option), such portion in excess of $100,000 shall be treated as Nonqualified Stock Options. This provision shall be applied by taking Incentive Stock Options into account in the order in which they were granted, subject to any Incentive Stock Option, the ability of which to be exercised has accelerated, being taken into account in the year in which the acceleration occurs. If the $100,000 limitation applies to an Incentive Stock Option, the Company may, but is not required to, (i) issue a separate stock certificate for the stock that is issued with respect to the portion of the Incentive Stock Option that is treated as an Incentive Stock Option and designate such stock as Incentive Stock Option stock in the Company's transfer records and (ii) issue a separate stock for the stock that is issued with respect to the portion of the Incentive Stock Option that is treated as an Nonqualified Stock Option and designate such stock as Nonqualified Stock Option stock in the Company's transfer records. The Committee, in its sole discretion, may determine the Fair Market Value of Common Stock for purposes of Incentive Stock Options pursuant to a method that differs from the method that is set forth in the definition of Fair Market Value for purposes of the Plan if it is necessary to comply, or advisable in the Committee's sole discretion to ensure compliance, with the provisions of Section 422 of the Code.

                      SECTION 8. STOCK APPRECIATION RIGHTS

8.1. GRANT OF STOCK APPRECIATION RIGHTS. The Committee may grant stock appreciation rights ("Stock Appreciation Rights" or "SARs") to Participants at any time. An SAR may be granted in tandem with an Option or alone ("freestanding"). Any SAR that relates to an Incentive Stock Option must be granted at the same time that the Incentive Stock Option is granted. The grant price of a tandem SAR shall be equal to the exercise price of the related Option, and the grant price of a freestanding SAR shall be equal to the Fair Market Value of the Common Stock for the Grant Date. An SAR may be exercised upon such terms and conditions and for the term as the Committee may determine, in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the term of a freestanding SAR shall be as established for that SAR by the Committee or, if not so established, shall be ten years from the Grant Date, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

8.2. PAYMENT OF SAR AMOUNT. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying: (a) the difference between the Fair Market Value of the Common Stock for the date of exercise over the grant price by (b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon exercise of an SAR may be in cash, in shares of Common Stock of equivalent value, in some combination thereof or in any other manner approved by the Committee in its sole discretion.

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                   SECTION 9. RESTRICTED STOCK AND STOCK UNITS

9.1. GRANT OF RESTRICTED STOCK AND STOCK UNITS. The Committee may grant Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any (which may be based on continuous service with the Company or a Related Company or the achievement of any of the Performance Criteria set forth in Section 11.1), as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

9.2. ISSUANCE / TRANSFERABILITY OF SHARES. Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant's release from any terms, conditions and restrictions of Restricted Stock or Stock Units, as determined by the Committee, and subject to the provisions of Section 13, (a) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant and (b) Stock Units shall be paid in cash, shares of Common Stock or a combination of cash and shares of Common Stock as the Committee shall determine in its sole discretion. Any fractional shares subject to such Awards shall be paid to the Participant in cash.

9.3. DIVIDENDS AND DISTRIBUTIONS. Participants holding shares of Restricted Stock or Stock Units may, if the Committee so determines, be credited with dividends paid with respect to the underlying shares or dividend equivalents while they are so held in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Stock Units.

9.4. WAIVER OF RESTRICTIONS. Notwithstanding any other provisions of the Plan, the Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Unit under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate; provided, however, that the Committee may not adjust performance goals for any Restricted Stock or Stock Unit intended to be exempt under Section 162(m) of the Code for the year in which the Restricted Stock or Stock Unit is settled in such a manner as would increase the amount of compensation otherwise payable to a Participant.

              SECTION 10. PERFORMANCE SHARES AND PERFORMANCE UNITS

10.1. GRANT OF PERFORMANCE SHARES. The Committee may grant Awards of performance shares ("Performance Shares") and designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares, the length of the performance period and the other terms and conditions of each such Award. Each Award of Performance Shares shall entitle the Participant to a payment in the form of shares of Common Stock upon the attainment of performance goals and other terms and conditions specified by the Committee. Notwithstanding satisfaction of any performance goals, the number of shares issued under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine, in its sole discretion. However, the Committee may not, in any event, increase the number of shares earned upon satisfaction of any performance goal by any Covered Employee. The Committee, in its discretion, may make a cash payment equal to the Fair Market Value of the Common Stock otherwise required to be issued to a Participant pursuant to an Award of Performance Shares.

10.2. GRANT OF PERFORMANCE UNITS. The Committee may grant Awards of performance units ("Performance Units") and designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall entitle the Participant to a payment in cash upon the attainment of performance

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goals and other terms and conditions specified by the Committee. Notwithstanding the satisfaction of any performance goals, the amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine, in its sole discretion. However, the Committee may not, in any event, increase the amount earned under Performance Unit Awards upon satisfaction of any performance goal by any Covered Employee, and the maximum amount earned by any Covered Employee in any calendar year (without regard to any amounts earned by the Covered Employee with respect to Awards that, pursuant to Section 11, are subject to Performance Criteria (as defined in Section 11)) may not exceed $1,000,000. The Committee, in its discretion, may substitute actual shares of Common Stock for the cash payment otherwise required to be made to a Participant pursuant to a Performance Unit.

                          SECTION 11. PERFORMANCE GOALS

11.1. AWARDS SUBJECT TO PERFORMANCE GOALS. Awards of Restricted Stock, Stock Units, Performance Shares, Performance Units and other Awards made pursuant to the Plan may be made subject to the attainment of preestablished, objective performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code, including, for example: return on average common shareholders' equity; return on average equity; total shareholder return; stock price appreciation; efficiency ratio; net operating expense; earnings per diluted share of Common Stock; per share earnings before transaction-related expense; per share earnings after deducting transaction-related expense; return on average assets; ratio of nonperforming to performing assets; return on an investment in an affiliate; net interest income; net interest margin; ratio of common equity to total assets; and customer service metrics (the "Performance Criteria"). Performance Criteria may be stated in absolute terms or relative to comparison companies or indices to be achieved during a period of time. Performance Criteria does not include the mere continued employment of the individual to whom the Award is made.

11.2. USE AND CALCULATION OF PERFORMANCE CRITERIA. Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company. Any Performance Criteria may include or exclude Extraordinary Items. Performance Criteria shall be established by the Committee and shall be derived from the Company's audited financial statements, including footnotes, or the Management's Discussion and Analysis section of the Company's annual report. The Committee may not in any event increase the amount of compensation payable to a Covered Employee upon the satisfaction of any Performance Criteria.

11.3. ADJUSTMENTS AND RESTRICTIONS THEREON. With respect to an Award that is subject to Performance Criteria under this Section 11, the Committee may adjust downwards, but not upwards, the amount payable pursuant to the Award except to the extent that the downward adjustment will result in an upward adjustment to another Award that is subject to Performance Criteria under this Section 11. This Section 11.3 does not prohibit or limit adjustments (either downward or upward) that are made pursuant to Section 15.1 and that otherwise satisfy the requirements under Section 162(m)(4)(C) of the Code. The Committee may not waive the achievement of the applicable Performance Criteria with respect to an Award except, in its discretion, in the case of the death or disability of a Covered Employee.

11.4. SECTION 162(m)(4)(C) REQUIREMENTS. The annual maximum amount of compensation that a Participant may receive with respect to Awards that are subject to Performance Criteria under this Section 11 is $2,000,000. In addition, the Committee shall have the power to impose such other restrictions on Awards that are subject to Performance Criteria under this Section 11 as it may deem necessary to ensure that such Awards qualify as performance-based compensation under Section 162(m)(4)(C) of the Code.

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                  SECTION 12. OTHER STOCK OR CASH-BASED AWARDS

      In addition to the Awards described in Sections 7 through 10, and subject to the terms of the Plan, the Committee may grant other incentives payable in cash or in Shares under the Plan as it determines to be in the best interests of the Company and subject to such other terms and conditions as it deems appropriate.

                             SECTION 13. WITHHOLDING

      The Company may require the Participant to pay to the Company the amount of any taxes or similar charges that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting, exercise, or receipt of an Award. The Company shall not be required to issue any Shares, to make any payment, to transfer any other property, or to take any comparable action under the Plan until such obligations are satisfied.

      The Committee, in its sole discretion, may permit or require a Participant to satisfy all or part of the withholding obligations with respect to the Participant's Award by (a) paying cash to the Company, (b) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant, (c) having the Company withhold a number of Shares that would otherwise be issued to the Participant (or become vested in the case of Restricted Stock), having a Fair Market Value sufficient to meet the tax withholding obligations, or (d) surrendering a number of Shares the Participant already owns, having a Fair Market Value sufficient to meet the tax withholding obligations. The value of any shares withheld or surrendered may not exceed the employer's minimum tax withholding obligation, and, to the extent such shares were acquired by the Participant from the Company as compensation, the shares must have been held for the minimum period required by applicable accounting rules to avoid a charge to the Company's earnings for financial reporting purposes.

                            SECTION 14. ASSIGNABILITY

      No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by the Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent a Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant's death. During a Participant's lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing and, with respect to Incentive Stock Options, only if permitted in the future by Section 422 of the Code, the Committee, in its sole discretion, may permit a Participant to assign or transfer an Award; provided, however, that any Award so assigned or transferred shall be subject to all the terms and conditions of the Plan and the instrument evidencing the Award.

                             SECTION 15. ADJUSTMENTS

15.1. ADJUSTMENT OF SHARES. In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefore or received in their place, being exchanged for a different number or kind of securities of the Company or any other company or
(b) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Committee shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the maximum number and kind of securities that may be issued to an individual in any one calendar year as set forth in Section 4.3; (iii) the maximum number and kind of securities that may be made subject to the different types of Awards available under the Plan; and (iv) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor.

      The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

      Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards. Also notwithstanding the foregoing, a dissolution or liquidation of the Company or a Change in Control Transaction shall not be governed by this Section 15.1 but shall be governed by Sections
15.2 and 15.3, respectively.

      Notwithstanding the foregoing, no change will be made to an Incentive Stock Option that would constitute a modification within the meaning of Section 424(h)(3) of the Code or that otherwise would cause the Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.

15.2. DISSOLUTION OR LIQUIDATION. To the extent not previously exercised or settled, and unless otherwise determined by the Committee in its sole discretion, Options and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a forfeiture provision or repurchase right applicable to an Award has not been waived by the Committee, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

15.3. CHANGE IN CONTROL TRANSACTION. Notwithstanding anything contained in this Plan or any Award Agreement to the contrary, in the event of a Change in Control Transaction, the following shall occur with respect to any and all Awards outstanding as of such Change in Control Transaction:

      (a) Any and all Stock Options and Stock Appreciation Rights granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire term;

      (b)   Any restrictions imposed on Restricted Shares shall lapse; and

      (c) Unless otherwise specified in a Participant's Award Agreement at time of grant, the maximum payout opportunities attainable under all outstanding Awards of Performance Units, Performance Shares and Other Incentive Awards shall be deemed to have been fully earned for the entire performance period(s) as of the effective date of the Change of Control Transaction. The vesting of all such Awards shall be accelerated as of the effective date of the Change of Control Transaction, and in full settlement of such Awards, there shall be paid out in cash, or in the sole discretion of the Committee, Shares with a Fair Market Value equal to the amount of such cash, to Participants within thirty (30) days following the effective date of the Change of Control Transaction the maximum of payout opportunities associated with such outstanding Awards.

15.4. FURTHER ADJUSTMENT OF AWARDS. Subject to Sections 15.2 and 15.3, the Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or Change in Control Transaction, as defined by the Committee, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting of restrictions and other modifications, and the Committee may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change in control that is the reason for such action.

      Notwithstanding the foregoing, the Committee will not take any action with respect to an Incentive Stock Option that would constitute a modification within the meaning of Section 424(h)(3) of the Code or that otherwise would cause the Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option, and it will not take any action with respect to an Award that is subject to Performance Criteria under Section 11 that would cause the Award not to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code.

15.5. LIMITATIONS. The grant of Awards shall in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

15.6. NO FRACTIONAL SHARES. In the event of any adjustment in the number of Shares covered by any Award, each such Award shall cover only the number of full Shares resulting from such adjustment.

                      SECTION 16. AMENDMENT AND TERMINATION

16.1. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN. The Board or the Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or rule, shareholder approval shall be required for any amendment, suspension, or termination to the Plan.

16.2. TERM OF THE PLAN. Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the earlier of (a) the adoption of the Plan by the Board and (b) the Effective Date.

      After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan's terms and conditions.

16.3. CONSENT OF PARTICIPANT. The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant's consent, materially adversely affect any rights under any outstanding Award granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a modification within the meaning of Section 424(h)(3) of the Code or that otherwise would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Sections 15.1 through 15.3 shall not be subject to these restrictions.

       SECTION 17. GRANTING OF OPTIONS TO DIRECTORS WHO ARE NOT EMPLOYEES

      Each director who is not an employee of the Company and serves as a director on April 1 of each year, beginning on April 1, 2005 shall receive an Option to purchase 6,000 Shares at an exercise price equal to Fair Market Value on such date. Such Options shall be Nonqualified Stock Options. Each Option shall vest in increments of 20% of the original Option grant beginning one year from the date of grant and shall expire on the earlier of (i) six years from the date of grant, and (ii) one year after the person ceases to serve as a director. Subject to the foregoing, all provisions of this Plan not inconsistent with the forgoing shall apply to the Options granted to the directors who are not employees.

                               SECTION 18. GENERAL

18.1. NO INDIVIDUAL RIGHTS. No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.

      Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant's employment or other relationship at any time, with or without cause.

18.2. OTHER BENEFIT AND COMPENSATION PROGRAMS. Payments and other benefits received by a Participant under an Award shall not be deemed a part of a Participant's regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or a Related Company, unless expressly so provided by such other plan, contract or arrangement or the Committee determines that an Award or portion of an Award should be included to reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive cash compensation.

18.3. ISSUANCE OF SHARES. Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company's counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

      The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any Shares, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for Shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal, state and foreign securities laws. The Company may also require such other action or agreement by the Participants as may from time to time be necessary to comply with applicable securities laws.

      To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of Shares, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

18.4. NO RIGHTS AS A SHAREHOLDER. Unless otherwise provided by the Committee or in the instrument evidencing the Award or in any other written agreement between a Participant and the Company or a Related Company, no Option or Award shall entitle the Participant to any voting or other right of a shareholder unless and until the date of issuance under the Plan of the Shares that are subject of such Award.

18.5. COMPLIANCE WITH LAWS AND REGULATIONS. Notwithstanding anything in the Plan to the contrary, the Committee, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting, or conditioning the Plan with respect to other Participants.

18.6. PARTICIPANTS IN OTHER COUNTRIES. The Committee shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of other countries in which the Company or any Related Company may operate to ensure the viability of the benefits from Awards granted to Participants employed in such countries, to comply with applicable foreign laws and to meet the objectives of the Plan.

18.7. NO TRUST OR FUND. The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

18.8. SUCCESSORS AND ASSIGNS. All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.

18.9. SEVERABILITY. If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

18.10. CHOICE OF LAW. The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Minnesota without giving effect to principles of conflicts of law.

18.11. CODE INTERPRETATION. Each reference in the Plan to a section of the Code will be interpreted to include the section itself, any successor provision thereto, the Treasury regulations thereunder (or under a successor provision), and all applicable administrative or judicial guidance relating thereto.

                           SECTION 19. EFFECTIVE DATE

      The Plan shall become effective (the "Effective Date") immediately following shareholder approval of the Plan.

Adopted by the Board on July 21, 2004 and approved by the Company's shareholders on _______________ ____, 2004.

                               NAVARRE CORPORATION
                     PROXY SOLICITED BY BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 13, 2004

NAVARRE CORPORATION
7400 49TH AVENUE NORTH
NEW HOPE, MINNESOTA 55428                                                  PROXY

The undersigned, revoking all prior proxies, hereby appoints Eric H. Paulson and James G. Gilbertson, and either of them, as proxy or proxies, with full power of substitution and revocation, to vote all shares of common stock of Navarre Corporation (the "Company") of record in the name of the undersigned at the close of business on July 19, 2004, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Monday, September 13, 2004, or at any adjournment thereof, upon the matters stated on reverse:

                      See reverse for voting instructions.

                                                        COMPANY #

THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE-- TOLL FREE-- 1-800-560-1965-- QUICK *** EASY *** IMMEDIATE

- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on September 12, 2004.

- Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET-- HTTP://WWW.EPROXY.COM/NAVR/-- QUICK *** EASY *** IMMEDIATE

- Use the Internet to vote your proxy 24 hours a day, 7 days a week until 12:00 p.m. (CT) on September 12, 2004.

- Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to NAVARRE CORPORATION, c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.

      IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD
                             - Please detach here -

1. Electing the following directors for the term described in the accompanying Proxy Statement:

      01    James G. Gilbertson

      02    Dickinson G. Wiltz

      03    Keith A. Benson

      04    Charles E. Cheney

      05    Timothy R. Gentz

      06    Tom F. Weyl

      [ ] Vote FOR all                  [ ] Vote WITHHELD
          nominees except                   from all nominees
          as indicated below

(INSTRUCTIONS: TO WITHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.) ________________

2.    Approving the appointment of Grant         [ ] For [ ] Against [ ] Abstain
      Thornton LLP as independent auditors
      for the fiscal year ending March 31,
      2005.

3.    Approving the 2004 Stock Plan.             [ ] For [ ] Against [ ] Abstain

In their discretion, the Proxies are authorized to vote upon any other matters as may properly come before the Annual Meeting or any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3. The Board of Directors recommends a vote for Proposals 1, 2 and 3.

Address Change? Mark Box [ ] Indicate changes below

                                                Dated:__________________________
                                             ___________________________________
                                             Signature(s)
                                             Please sign your name exactly as it
                                             appears at left. In the case of
                                             shares owned in joint tenancy or as
                                             tenants in common, all should sign.
                                             Fiduciaries should indicate their
                                             title and authority.